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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:

/ /  Preliminary proxy statement

/X/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               TELXON CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               TELXON CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, schedule or registration statement no.:
     (3) Filing party:
     (4) Date filed:
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

                               [TELXON NAME LOGO]

                            3330 West Market Street
                               Akron, Ohio 44333

                 NOTICE OF 1994 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

     Notice is hereby given that the 1994 Annual Meeting of Stockholders (the "Annual Meeting") of Telxon Corporation (the "Company") will be held at the Akron West Hilton Inn, 3180 West Market Street, Akron, Ohio 44333, at 11:00 A.M., E.D.T., on Friday, August 19, 1994, for the following purposes:

          (1) To elect two directors of the Company to hold office until the 1997 annual meeting of stockholders or until their successors are elected and qualified;

          (2) To approve an amendment to the Telxon Corporation 1990 Stock Option Plan;

          (3) To ratify and approve the extension of existing stock option grants to two directors; and

          (4) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only holders of record of the Common Stock of the Company at the close of business on June 30, 1994 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Information relating to the matters to be considered at the Annual Meeting is set out in the Proxy Statement accompanying this Notice.

                                            By Order of the Board of Directors,

                                            ROBERT A. GOODMAN
                                            SECRETARY

July 18, 1994

                  PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN
                IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR
                  NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING

                      1994 ANNUAL MEETING OF STOCKHOLDERS

                               [TELXON NAME LOGO]

                            3330 West Market Street
                               Akron, Ohio 44333

                               ------------------

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Directors of Telxon Corporation, a Delaware corporation (the "Company"), for use at the 1994 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Akron West Hilton Inn, 3180 West Market Street, Akron, Ohio 44333, at 11:00 A.M., E.D.T., on Friday, August 19, 1994. Only holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), on June 30, 1994 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had 15,432,138 shares of Common Stock (each, a "Share") outstanding. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about July 18, 1994.

                         VOTING RIGHTS AND REQUIREMENTS

     The Company's Restated Certificate of Incorporation (the "Charter") provides that stockholders are entitled to one vote for each Share held, except that in the election of directors each stockholder has cumulative voting rights and is entitled to as many votes as equal the number of Shares held multiplied by the number of directors to be elected (two), all of which votes may be cast for a single nominee or distributed among any or all of the nominees. All votes represented by proxy will be cast for the two nominees named herein unless authorization to do so is withheld by a stockholder. Proxies cannot be voted for more nominees than the number of directors to be elected (two).

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke such proxy prior to the closing of the polls at the Annual Meeting or any adjournment thereof. A proxy may be revoked by a writing stating that the proxy is revoked, by a subsequent proxy, or by attendance at the Annual Meeting and voting in person.

     A majority of the outstanding Shares, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions, withheld votes and broker non-votes are counted as present in determining whether the quorum requirement is satisfied.

     Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, provided a quorum is present. Votes that are withheld with respect to the election of directors are excluded from the vote and have no effect on the outcome.

     As to matters other than the election of directors, Shares represented in person or by proxy at the Annual Meeting that the holder or the holder's proxy abstains from voting as to that matter are considered in determining the minimum number of shares required to be affirmatively voted for approval of such matter. As a result, an abstention from voting on such a matter has the same effect as a negative vote on the matter. Broker non-votes are not counted for purposes of determining the number of Shares represented at the meeting of stockholders with respect to the particular matter for which voting instructions were not given by the beneficial owner.

     The Board of Directors does not intend to bring any business before the meeting other than the matters set forth in the accompanying Notice of Meeting, and knows of no other matters to be brought before the Annual Meeting. However, as to any other business that properly may be brought before the Annual Meeting, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons holding such proxies. Any such item of other business will require for its approval the affirmative vote of the holders of a majority of the Shares represented in person or by proxy at the Annual Meeting, provided a quorum is present, or such greater vote as may, in the case of amendments to the Charter or other extraordinary subject matters, be required under the Delaware General Corporation Law or the Charter.

                            1. ELECTION OF DIRECTORS

GENERAL

     At the Annual Meeting, two directors are to be elected to hold office for terms expiring at the 1997 annual meeting of stockholders. Robert A. Goodman and Raj Reddy have been nominated by the Board of Directors for election as such directors. The terms of the remaining five directors of the Company will continue after the Annual Meeting. The nominees elected at the Annual Meeting shall hold office until their successors have been elected and qualified. The Shares represented by the enclosed proxy will be voted for the election of each of Mr. Goodman and Dr. Reddy unless the proxy is marked so as to withhold authority to vote for such nominees. The Company does not know of any reason that the nominees will be unable to serve. If either of the nominees is unable to serve, then the proxies may be voted for such substitute(s) as may be nominated by the Board of Directors.

INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTORS

     Set forth below as to each nominee and each continuing director are the year when he first became a director of the Company, his principal occupation and business experience during the past five years, and his positions with the Company.

     The following persons have been nominated for election by the stockholders as the class of directors whose term expires in 1997:

          ROBERT A. GOODMAN, age 59, has been the Company's General Counsel since 1979 and Secretary since 1983. He has been senior partner of Goodman Weiss Freedman, a Cleveland, Ohio law firm, since 1986. Mr. Goodman has been a director of the Company since October 1991.

          RAJ REDDY, age 57, has been Dean of the School of Computer Science, and Herbert A. Simon University Professor, at Carnegie-Mellon University since July 1992. Since 1984 he has held the rank of University Professor and for eleven years prior to that time held the rank of Professor of Computer Science. He has been the Director of The Robotics Institute at Carnegie-Mellon since 1980. He also serves as a consultant in the area of computer science, robotics and related disciplines. Dr. Reddy has been a director of the Company since April 1987.

     The other members of the Board of Directors whose terms of office will continue after the Annual Meeting are the following:

          J. ROBERT ANDERSON, age 58, was Vice Chairman and Chief Financial Officer of Grumman Corporation (defense contractor) from July 1991 until May 1994. He was Vice Chairman and Chief Financial Officer of Bridgestone/Firestone Corporation (manufacturer of tire and rubber products) from August 1989 to January 1991. Mr. Anderson is a Vice Chairman and Trustee of the National Planning Association and a member of the Association's Committee on Changing International Realities. He served as a director of Grumman Corporation until May 1994. Mr. Anderson has been a director of the Company since October 1993. His current term expires at the 1995 annual meeting.

          WALTER J. SALMON, age 63, has been Stanley Roth, Sr. Professor of Retailing at Harvard Graduate School of Business Administration since 1980 and Associate Dean, External Relations, since 1989. Dr. Salmon serves as a director of Circuit City Stores, Inc. (retailer of electronics and appliances), The Neiman Marcus Group (prestige retail specialty stores), The Quaker Oats Company (manufacturer and marketer of international food products), Promus Companies, Inc. (operator of hotels and casinos), Hannaford Bros. Co. (supermarket chain) and Luby's Cafeterias, Inc. (cafeteria chain). Dr. Salmon has been a director of the Company since January 1994. His current term expires at the 1995 annual meeting.

          DAN R. WIPFF, age 51, has been President and Chief Operating Officer of the Company since October 1992 and the Company's Chief Financial Officer since December 1991. Mr. Wipff was Senior Executive Vice President and Chief Operating Officer of the Company from October 1989 to October 1992. He also served as the Company's Chief Financial Officer from October 1989 to July 1990 and from October 1990 to September 1991. He was Executive Vice President of Park Heights Investments, Inc., a consulting company, during 1989 and President of Sandia Federal Savings & Loan Association ("Sandia") from 1984 to 1989. On February 10, 1989, the Federal Home Loan Bank Board appointed the Federal Savings and Loan Insurance Corporation as conservator of Sandia. On September 14, 1989, the Office of Thrift Supervision appointed the Resolution Trust Corporation as receiver of Sandia. Mr. Wipff has been a director of the Company since September 1980 and was also a director of the Company from April 1974 until September 1979. His current term expires at the 1995 annual meeting.

          ROBERT F. MEYERSON, age 57, has been Chief Executive Officer of the Company since October 1992, Chairman of the Board of Directors of the Company since November 1981 and a director of the Company since November 1977. He was the Company's Chief Executive Officer from August 1978 to May 1985 and its President from August 1978 to November 1981. From January 1984 to September 1993, he was Chairman of the Board of Basicomputer Corporation (reseller and servicer of personal computers), which was acquired in September 1993 by The Future Now, Inc. From June 1985 through October 1992, Mr. Meyerson was Chief Executive Officer of Accipiter Corporation (consulting firm). His current term as a director expires at the 1996 annual meeting.

          NORTON W. ROSE, age 65, has been President and principal/owner of Norton W. Rose & Co., Cleveland, Ohio (consulting firm) since August 1990, Chairman of the Board of Premier Travel (formerly Prescott Travel) since July 1991, and Vice Chairman of Blue Coral, Inc. (consumer chemicals manufacturer) since March 1992. He was Vice Chairman of Progressive Casualty Insurance Company from February 1988 to July 1990 and Senior Vice President - Human Resources of Progressive Casualty Insurance Company from 1985 to 1988. Mr. Rose has served as a director of LDI Corporation (equipment leasing and related services for computers, other high-technology equipment and short-term personal computer rentals) since March 1994. He has served as a director of Specialty Chemical Resources, Inc. (aerosol packaging of specialty chemicals) since May 1989. Mr. Rose has also served as a director of Action Auto Rental, Inc. since May 1991 and as Chairman since November 1991. Mr. Rose has been a director of the Company since October 1990. His current term expires at the 1996 annual meeting.

INFORMATION RELATING TO THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company met 12 times during the fiscal year ended March 31, 1994 ("Fiscal 1994"). Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which he served that were held during the year or, in the cases of Mr. Anderson and Dr. Salmon, during the portion of the year that each served on the Board of Directors. The Board of Directors has an Audit Committee, a Compensation and Organization Committee, a Stock Option and Restricted Stock Committee and a Nominating Committee. The general function of each committee, the identity of each committee's members and the number of meetings held by each committee during the last fiscal year are set forth below.

     AUDIT COMMITTEE. The Audit Committee held five meetings during Fiscal 1994. The primary functions of the Committee are to evaluate the performance and fees of the Company's independent auditors, review the scope and results of the annual audit with the independent auditors, review the results of the audit with management, consult with management and the independent auditors with respect to the Company's internal accounting control systems, review all related party transactions on an ongoing basis and review potential conflict of interest situations where appropriate. The current members of the Audit Committee are Messrs. Anderson, Goodman and Rose and Drs. Reddy and Salmon.

     COMPENSATION AND ORGANIZATION COMMITTEE. The Compensation and Organization Committee held five meetings during Fiscal 1994. The primary functions of the Committee are to evaluate and improve the Company's organizational structure and staffing and to review the remuneration arrangements of the Company's senior management. During Fiscal 1994, the Stock Option and Restricted Stock Committee was reformed as a subcommittee of the Compensation and Organization Committee. The current members of the Compensation and Organization Committee are Messrs. Anderson, Goodman and Rose and Drs. Reddy and Salmon.

     STOCK OPTION AND RESTRICTED STOCK COMMITTEE. The Stock Option and Restricted Stock Committee held eight meetings during Fiscal 1994. During Fiscal 1994, the Stock Option and Restricted Stock Committee was reformed as a subcommittee of the Compensation and Organization Committee. The primary functions of the Committee are to administer the Company's employee stock option plans and its restricted stock plan. The current members of the Committee are Messrs. Goodman and Rose.

     NOMINATING COMMITTEE. The Nominating Committee held three meetings during Fiscal 1994. The primary function of the Committee is to advise the Company's Board of Directors as to nominees for election thereto. The current members of the Nominating Committee are Messrs. Meyerson and Rose. In order for a stockholder to nominate persons for election as directors at an annual meeting, the Charter requires the stockholder to submit a written recommendation to the Secretary of the Company not less than ninety days prior to the first anniversary of the date of the last annual meeting. Such recommendation must contain certain information specified in the Charter concerning the nominating stockholder and each of his or her nominees. The recommendation must also state that the nominating stockholder is on the date of such notice a stockholder of record of the Company entitled to vote generally in the election of directors and that he intends to appear in person at the meeting of the Company's stockholders at which directors are to be elected to nominate the person(s) specified in the notice of recommendation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Robert A. Goodman, a director and one of the members of the Compensation and Organization Committee and the Stock Option and Restricted Stock Committee, is also Secretary of the Company. During Fiscal 1994, the Company paid to the law firm of Goodman Weiss Freedman $1,508,960 for legal services and $131,830 in reimbursement of expenses. It is anticipated that payments will continue to be made to said firm in the future for additional services. Mr. Goodman is senior partner of the firm.

     In December 1993, the Company paid $50,000 for exclusive negotiating rights to a sublicense for advanced voice recognition computer technology under a master license from Carnegie Mellon University to Pen Speech Corporation of Zelienople, Pennsylvania, a corporation 50% owned by Dr. Reddy's family, which payment would be credited against license fees under any future licensing arrangement.

COMPENSATION OF DIRECTORS

     CASH COMPENSATION. The Company's non-employee directors, Messrs. Anderson, Goodman and Rose and Drs. Salmon and Reddy, each receive an annual fee of $20,000, $2,500 plus travel expenses for each directors' meeting attended ($1,250 for a telephonic meeting), and $2,500 for each Audit Committee or Compensation and Organization Committee meeting attended, unless the committee and the full Board meet on the same day, in which event compensation in the amount of $1,250 is paid for attendance at such committee meeting.

     In addition to the foregoing amounts, the Company paid the following consulting fees to three of its non-employee directors during Fiscal 1994: Mr. Goodman received $10,000 for strategic advisory services; Mr. Rose received $30,000 for human resources advisory services; and Dr. Reddy received $25,000 for technology advisory services.

     The Company's remaining directors, Messrs. Meyerson and Wipff, by reason of also being employees of the Company, do not receive any compensation from the Company for their services as directors (see the Summary Compensation Table under "EXECUTIVE COMPENSATION" below for the compensation paid to them in their capacities as executive officers of the Company).

     STOCK OPTIONS. Directors who are not employees of the Company or a subsidiary receive options to purchase Shares under the Company's 1990 Stock Option Plan for Non-Employee Directors, as amended (the "Directors' Plan"). An aggregate of 250,000 Shares (subject to certain adjustments) are authorized for issuance under the Directors' Plan. Under the Directors' Plan, each independent director is automatically granted an option to purchase 25,000 Shares upon first being elected to the Board and annually thereafter is also automatically granted a 10,000 Share option during his or her continued service on the Board. Each option has a seven year term and an option price per Share equal to the closing sales price of the Common Stock as reported on the NASDAQ National Market System on the trading day immediately preceding the date of grant. The initial 25,000 Share grants become exercisable in equal thirds on each of the first three anniversaries of their grant date, whereas the additional 10,000 Share grants become exercisable in full on the third anniversary of their grant date. The options terminate three months following the optionee's no longer being a director of the Company, six months following death and one year following disability.

     As discussed under Proposal 3 below, options for the purchase of 6,000 shares of Common Stock, which were granted to each of Mr. Wipff and Dr. Reddy in October 1988, prior to adoption of the Directors' Plan, in their then capacities as non-employee directors, have been extended, subject to stockholder approval at the Annual Meeting.

                    REPORT OF BOARD COMPENSATION COMMITTEES
                           ON EXECUTIVE COMPENSATION

     The Compensation and Organization Committee of the Board of Directors (the "Committee") recommends, subject to the full Board's approval (except as to stock option and restricted stock grants, which are administered by the Stock Option and Restricted Stock Committee), the compensation of the Company's executive officers. The Committee is currently composed of the five non-employee directors. Two of such directors serve as the members of the Stock Option and Restricted Stock Committee.

COMPENSATION POLICIES

     The Company operates in the competitive and rapidly changing environment of high technology businesses. The Committee seeks to establish compensation policies that will allow the Company flexibility to respond to fluctuations in the already dynamic business environment in which it operates and competes. The Company's compensation philosophy thus is based upon the belief that achievement in this environment can only be accomplished by attracting, retaining and motivating highly energized, entrepreneurial-minded, talented, creative and goal-oriented people. To achieve this, the Company does not use a quantitative method or mathematical formula in setting elements of compensation. The Committee exercises discretion and considers all elements of executive compensation to provide the impetus and challenge for its key officers, employees and associates. The Committee has access to and does study a variety of surveys, reports and data which reflect compensation of executives in other industrial sectors, and particularly in the technology world in which it operates, including its direct and indirect competitors, vendors, customers and other technology businesses from which it has attracted, and wishes to continue to attract, the highest qualified people. While the Committee considers such compensation data, the Committee does not attempt to establish any self-selected peer group for compensation purposes or to fix the Company's executive compensation levels at a defined percentile of any such self-selected peer group. Rather, such data forms a part of the total mix of information which the Committee evaluates in arriving at compensation levels deemed necessary to effectively compete for highly qualified people in the technology sector.

COMPENSATION COMPONENTS

     The Company's executive officers are compensated with a base salary together with eligibility for short-term performance bonuses and long-term incentive awards. The Committee assesses past and current as well as anticipated future performance and contribution, in consideration of the total compensation package (earned or potentially available) for each executive officer.

     SALARY. The salaries of executive officers are determined by the Committee generally on the basis of a one to three year employment agreement which encompasses a base salary consistent with the Company's stated policy and philosophy of competing for highly qualified people in the technology sector.

     BONUS. The Committee reviews and approves the executive bonus plan for each fiscal year under which each executive officer is eligible for a bonus computed as a percentage of base salary, structured to reflect the officer's individual performance and the Company's performance in the forthcoming year. Criteria include revenue, profitability, and stock performance, to none of which are any particular weights assigned, as well as additional, more subjective bases.

     AWARDS OF STOCK OPTIONS AND RESTRICTED STOCK. Awards of stock options, and in certain instances restricted stock grants, under the Company's 1990 Stock Option Plan and 1992 Restricted Stock Plan, are designed not only to provide additional incentive for the performance and continued employ of the individual officers, but also to more fully align their long-term interests with those of the Company and the Company's stockholders. The Stock Option and

Restricted Stock Committee selects the officers, if any, to receive stock option and restricted stock awards, and determines the number of shares of each such award. The size of the grants and the frequency thereof is generally intended by the Stock Option and Restricted Stock Committee to reflect the significance of the executive's position, performance, continued tenure with the Company, and anticipated contributions to its growth.

     The option program utilizes a three year vesting period, a ten year expiration term, and the market value price of the underlying stock at the date of the grant. These options are to provide value to the officer only to the extent that the price of the Common Stock increases thereafter during the term of employ.

     The grant of restricted stock is significantly less frequent and is utilized only for those members of the executive officer group who are considered by the Board of Directors to be those individuals upon whom the Company is most reliant for its anticipated future success and achievement. These grants typically are subject to forfeiture during a five year period, thereby providing an additional incentive to the officer to remain with the Company.

     Although the compensation philosophy and policies of the Company are applicable to all executive officers, including Robert F. Meyerson, the Chief Executive Officer, his current compensation package, including the consulting arrangements with Accipiter described in detail under "TRANSACTIONS WITH MANAGEMENT," was determined by negotiated contracts in 1992 at the time of the request by the independent directors that he reduce his then-current positions and responsibilities in order to return to the Company in a full-time capacity, to function as the Chief Executive Officer and to create and implement a long-term strategic growth plan for the Company.

     Similarly, the compensation package for Lawrence L. Allman, President of Itronix Corporation, a wholly owned subsidiary of the Company, while also subject to the overall compensation philosophy and policies of the Company, was set for Fiscal 1994 as part of the Company's acquisition of Itronix Corporation, of which he was then President.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m), added to the Internal Revenue Code in 1993, denies a tax deduction to a public company for certain compensation in excess of $1 million it may pay in any taxable year beginning on or after January 1, 1994 (in the case of the Company, beginning with its current April 1, 1994-March 31, 1995 fiscal year) to its chief executive officer or any of its four other most highly compensated executive officers. The statute and proposed implementing regulations establish exemptions from the deduction limitation for certain types of compensation. The Committee does not believe that Section 162(m) will generally have an effect on the Company, and accordingly, the Company is not taking any action at this time to qualify for any of the exemptions therefrom. The Committee will from time to time review the potential effects of Section 162(m) on the Company and in the future may decide to structure one or more components of its executive compensation to qualify for the exemptions that may be available.

  Compensation and Organization Committee      Stock Option and Restricted
                                                      Stock Committee
         Norton W. Rose, Chairman
            J. Robert Anderson
            Robert A. Goodman                    Norton W. Rose, Chairman
                Raj Reddy                            Robert A. Goodman
             Walter J. Salmon

                             EXECUTIVE COMPENSATION

     The following table shows all annual, long-term and other compensation for services rendered to the Company in all capacities paid or awarded to the Company's Chief Executive Officer and the other four executive officers of the Company and its subsidiaries at the end of Fiscal 1994 who received the highest combined salary and bonus compensation during that year for those of fiscal years 1992, 1993 and 1994 during which they served as executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                                                               COMPENSATION
                                          ANNUAL COMPENSATION                     AWARDS
                                   ----------------------------------     -----------------------
                                                              OTHER       RESTROCTED                    ALL
       NAME AND                                               ANNUAL        STOCK         STOCK        OTHER
      PRINCIPAL                                              COMPEN-        AWARDS       OPTIONS      COMPEN-
       POSITION           YEAR      SALARY       BONUS        SATION         ($)         (SHARES)     SATION(1)
- - ----------------------    ----     --------     --------     --------     ----------     --------     -------
Robert F. Meyerson        1994     $120,000(2)  $      0     $      0     $        0           0      $4,997
  Chairman and            1993      120,000(2)         0            0              0           0       4,133
  Chief Executive
  Officer
Dan R. Wipff              1994      501,244            0            0              0       6,000(3)    4,997
  President, Chief        1993      450,769            0      802,057(4)   1,150,000(5)        0       4,422
  Operating Officer       1992      420,000      416,367            0              0           0       7,064
  and Chief
  Financial Officer
Lawrence L. Allman        1994      183,099      496,184(6)     4,646(7)     225,000(8)        0       2,249
  President and Chief
  Executive Officer,
  Itronix Corporation
John H. Cribb             1994      270,000      160,000(9)         0         43,750(10)       0           0
  President,              1993      271,476      264,098            0              0      50,000           0
  International           1992      260,594      225,429            0              0           0           0
  Division
William J. Murphy         1994      250,000      285,000(11)   81,261(12)    131,250(13)  10,000(14)   6,072
  President,              1993       88,609(15)  111,458            0              0      70,000       1,810
  North America
  Division

- - ---------------

 (1) The amounts shown are matching contributions made by the Company under the Company's Retirement and Uniform Matching Profit Sharing Plan, and, for Mr. Allman, by Itronix Corporation ("Itronix") under the Itronix Incentive Savings Plan and Trust.

 (2) The amount shown was paid to Mr. Meyerson exclusively for his services as Chairman. In addition, the Company in each of the fiscal years ended March 31, 1993 and March 31, 1994 paid Accipiter Corporation $840,000 in consulting fees and a $240,000 general administrative and overhead expense reimbursement, for services principally performed by Mr. Meyerson, as more fully described under "TRANSACTIONS WITH MANAGEMENT."

 (3) As described under Proposal 3 below, Mr. Wipff's existing option to purchase 6,000 Shares, granted in 1988, was replaced during Fiscal 1994 with an option at the same exercise price but with an expiration date of October 17, 1998, subject to and becoming exercisable upon stockholder approval of Proposal 3.

 (4) Includes $766,667 paid Mr. Wipff in the fiscal year ended March 31, 1993 representing the amount calculated to provide him the cash required in order for him to pay the federal, state and local income taxes due with respect to the restricted stock awarded him as described in footnote (4) below.

 (5) An aggregate of 100,000 Shares was awarded to Mr. Wipff under the Company's 1992 Restricted Stock Plan, 20,000 Shares of which vested on December 30, 1992 and were subject to transfer restrictions until June 29, 1993, and 20,000 Shares of which vested on


     December 30, 1993, with the remaining Shares vesting in 20,000 Share increments on December 30, 1994, 1995 and 1996, provided that Mr. Wipff is then employed by the Company, and being subject to transfer restrictions during the applicable vesting period. The value shown is based on the closing sale price for the Common Stock as reported on the NASDAQ National Market System for the date of award.

 (6) Includes a signing bonus of $250,000 paid to Mr. Allman pursuant to his employment agreement, $120,000 paid to Mr. Allman as a contract restructuring fee in connection with the termination and replacement of his employment agreement, each as described below under "EXECUTIVE COMPENSATION -- Employment Agreements," and a $126,184 bonus earned in Fiscal 1994 but paid to him during the fiscal year ending March 31, 1995.

 (7) Includes group term life insurance payments of $1,439 and payments under an Itronix Corporation Executive Benefit Plan of $3,207.

 (8) An aggregate of 21,591 Shares was granted to Mr. Allman in connection with the acquisition by the Company of Itronix, 7,197 Shares of which vested on April 12, 1994, with the remaining Shares vesting in 7,197 Share increments on April 12, 1995 and 1996, provided that Mr. Allman is then employed by the Company, and being subject to transfer restrictions during the applicable vesting period. The value shown is based on the average closing sale price for the Common Stock as reported on the NASDAQ National Market System for a 30 trading day period prior to the acquisition.

 (9) The amount shown was earned during Fiscal 1994 but paid to Mr. Cribb during the fiscal year ending March 31, 1995.

(10) An aggregate of 5,000 Shares was awarded to Mr. Cribb under the Company's 1992 Restricted Stock Plan, 2,500 Shares of which vested on May 18, 1994 with the remaining Shares vesting on May 18, 1995, provided that Mr. Cribb is then employed by the Company, and being subject to transfer restrictions during the vesting period. The value shown is based on the closing sale price for the Common Stock as reported on the NASDAQ National Market System for the date of the award.

(11) Includes a promotional bonus of $50,000 paid to Mr. Murphy pursuant to his employment agreement described below under "EXECUTIVE COMPENSATION -- Employment Agreements," and a bonus of $235,000 earned by Mr. Murphy during Fiscal 1994 but paid to him during the fiscal year ending March 31, 1995.

(12) Includes relocation expenses of $78,045 and automobile expenses of $3,216 paid to Mr. Murphy pursuant to his employment agreement described below under "EXECUTIVE COMPENSATION -- Employment Agreements."

(13) An aggregate of 15,000 Shares was awarded to Mr. Murphy under the Company's 1992 Restricted Stock Plan, 3,000 Shares of which vested on May 18, 1994, with the remaining shares vesting in 3,000 Share increments on May 18, 1995, 1996, 1997 and 1998, provided that Mr. Murphy is then employed by the Company, and being subject to transfer restrictions during the applicable vesting period. The value shown is based on the closing sale price for the Common Stock as reported on the NASDAQ National Market System for the date of the award.

(14) Mr. Murphy participated in a repricing of options whereby all holders of options (other than the directors) under the 1990 Stock Option Plan could exchange two outstanding options for one repriced option. For a more detailed description of the repricing, see "REPORT OF STOCK OPTION AND RESTRICTED STOCK COMMITTEE ON REPRICING OF OPTIONS."

(15) Includes $31,846 not paid until Fiscal 1994.

EMPLOYMENT AGREEMENTS

     Mr. Wipff received an annual base salary of $500,000 in Fiscal 1994 under an employment agreement with the Company which expired March 31, 1994. Under the expired agreement, Mr.

Wipff is entitled to severance benefits of 30 months' salary in the event that his employment agreement is not renewed by the Company and he is no longer employed by the Company, and severance benefits of 36 months' salary in the event that his employment is terminated by the Company other than for cause. Pending negotiation of a new employment agreement, Mr. Wipff will continue to receive the same annual base salary.

     Mr. Allman entered into an employment agreement with the Company at the time of the Company's acquisition of Itronix for a term ending March 31, 1996 and providing for an annual base salary of $183,000 and bonus compensation based on the attainment by Itronix of certain targeted levels of pre-tax income during each fiscal year. Under his employment agreement, he also received in Fiscal 1994 a $250,000 signing bonus and a $225,000 grant of restricted stock of the Company. Effective April 1, 1994, Mr. Allman's compensation arrangements were restructured over an extended term ending March 31, 1999 to provide him with a base salary of $201,000, subject to annual increases in the discretion of the Itronix Board of Directors. Mr. Allman will also be eligible for bonuses each fiscal year of up to 50% of his base salary, the actual amount of which is to be based on Itronix meeting certain financial objectives, and an additional bonus for the fiscal year ending March 31, 1995 of up to $50,000 based on the realization by Itronix of specified incremental pre-tax income. Mr. Allman will be eligible to receive an option, subject to certain vesting requirements, to purchase up to 110,000 shares of the common stock of Itronix and, if Itronix meets certain financial objectives in the first quarter of its fiscal year ending March 31, 1995, an additional option for the purchase of 5,000 shares of Itronix common stock. Mr. Allman's agreement will continue to provide for severance benefits of 12 months' salary in the event he is terminated other than for cause.

     Mr. Cribb has an employment agreement with the Company ending March 31, 1995, at a base salary of $270,000 for Fiscal 1994 and $315,000 for fiscal year 1995. Mr. Cribb is entitled to incentive compensation for each fiscal year during the term of the employment agreement based on the achievement of specified financial objectives and is eligible for discretionary bonus compensation during the term of the agreement in an amount not to exceed $79,000 as determined by the Board of Directors, subject to the approval of the Company's Chief Executive Officer. Mr. Cribb's employment agreement also entitles him to severance benefits at his then current rate of base salary for twelve months, or until the expiration date of the agreement, whichever occurs later, in the event that his employment is terminated by the Company other than for cause.

     In Fiscal 1994, Mr. Murphy received an annual base salary of $250,000, plus bonus compensation of $235,000, under an employment agreement with the Company which expired March 31, 1994. Under the expired agreement, Mr. Murphy also received a promotional bonus of $50,000, and in connection with his relocation to Akron required as a result of promotion to his current office, Mr. Murphy received housing expenses and an automobile lease for Fiscal 1994. The expired agreement further provided for severance benefits of 12 months' salary in the event that Mr. Murphy's employment was terminated by the Company other than for cause. Pending negotiation of a new employment agreement, Mr. Murphy will continue to receive the same annual base salary.

STOCK OPTIONS

     The following tables provide information with respect to options granted to the persons indicated during Fiscal 1994 and the value of unexercised options held by such persons at the end of Fiscal 1994. No options were exercised by the persons indicated during Fiscal 1994.

                          OPTION GRANTS IN FISCAL 1994

                                             INDIVIDUAL GRANTS
                         ---------------------------------------------------------
                                        PERCENT OF
                                      TOTAL OPTIONS                                     GRANT
                         OPTIONS        GRANTED TO       EXERCISE                        DATE
                         GRANTED       EMPLOYEES IN        PRICE        EXPIRATION     PRESENT
          NAME           (SHARES)      FISCAL 1994      (PER SHARE)        DATE        VALUE(1)
- - ---------------------------------     --------------    -----------     ----------     --------
Robert F. Meyerson            --            --                 --          --                --
Dan R. Wipff               6,000           0.7            $14.625(2)    10/17/98       $ 23,340
Lawrence L. Allman            --            --                 --          --                --
John H. Cribb                 --            --                 --          --                --
William J. Murphy          2,500           0.2             10.125(3)    03/25/98         11,700
                           7,500           0.8             10.125(3)    10/17/98         37,050

- - ---------------

(1) Aggregate present value of the options granted during Fiscal 1994 as of the date of their grant, calculated using the Cox-Ross-Rubenstein binomial variation of the Black-Scholes option valuation model using the following assumptions: (a) expected option terms of four and one-half years for the 6,000 option shares extended for Mr. Wipff and four years and four and one-half years for the 2,500 option shares and the 7,500 option shares, respectively, reissued to Mr. Murphy, which periods represent a 10 to 20% reduction from the full option terms, (b) an interest rate of 4.5%, based on the published yield of Treasury Strips on September 14, 1993 maturing during the above expected option terms, (c) a dividend yield of 0.1% per share, based on the Company's history of dividend payments, and (d) stock price volatility of 54%, based on the monthly stock closing prices from November 1983 to October 1993.

(2) As described under Proposal 3 below, Mr. Wipff's existing option to purchase 6,000 Shares, granted in 1988, was replaced during Fiscal 1994 with an option at the same exercise price but with an expiration date of October 17, 1998, subject to and becoming exercisable upon stockholder approval of Proposal 3.

(3) Equal to the closing sale price for the Common Stock as reported on the NASDAQ National Market System for the last trading day prior to the date of grant. All options were issued as of September 14, 1993 in connection with an option repricing by the Company described under "REPORT OF STOCK OPTION AND RESTRICTED STOCK COMMITTEE ON REPRICING OF OPTIONS," 7,450 of which will become exercisable as of September 14, 1994, and the remaining 2,550 of which will be exercisable as of October 17, 1994.


                         FISCAL YEAR-END OPTION VALUES

                                                                  VALUE OF UNEXERCISED
                                NUMBER OF UNEXERCISED                 IN-THE-MONEY
                                       OPTIONS                         OPTIONS(1)
                            -----------------------------     -----------------------------
             NAME           EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
    ----------------------- -----------     -------------     -----------     -------------
    Robert F. Meyerson         56,838           0              $ 222,151         $     0
    Dan R. Wipff              108,756            6,000(2)        367,846               0
    Lawrence L. Allman             --               --                --              --
    John H. Cribb              84,002           33,500           364,535          37,688
    William J. Murphy          28,600           56,900            54,275          77,763

- - ---------------

(1) Aggregate fair market value, based on the amount by which the closing sale price for the Common Stock as reported on the NASDAQ National Market System for March 31, 1994 exceeded the exercise price, of all unexercised "in-the-money" (fair market value per Share in excess of exercise price) options then held.

(2) As described under Proposal 3 below, Mr. Wipff's existing option to purchase 6,000 Shares, granted in 1988, was replaced during Fiscal 1994 with an option at the same exercise price but with an expiration date of October 17, 1998, subject to and becoming exercisable upon stockholder approval of Proposal 3.


               REPORT OF STOCK OPTION AND RESTRICTED STOCK COMMITTEE
                              ON REPRICING OF OPTIONS

     The Company's 1990 Stock Option Plan (the "Plan") is intended to encourage Company employees, through their individual efforts, to improve the Company's overall performance and profitability by providing them an opportunity to participate in the increased values they help create. In September 1993, the Stock Option and Restricted Stock Committee determined, based on the recommendation of management, that the imbalance between the exercise prices under many of the stock options then outstanding (equal to the respective market prices for the Common Stock at the times they were granted) and the lower market prices which had prevailed for the Common Stock since October 1992 was a disincentive for the employees holding such options from exerting their best efforts to achieve the Company's long term goals. To restore that incentive, the Committee extended to each employee stock option holder (other than members of the Board of Directors) the opportunity, at his or her election, to receive a new option under the Plan, exercisable at the $10.125 market price on the date the Committee approved the repricing, covering one share of Common Stock in exchange for each two shares of Common Stock covered by each outstanding Plan option surrendered by such employee. That portion of each new option allocable to that portion of a surrendered option which was exercisable at the time of surrender or would have become exercisable prior to September 14, 1994 will be exercisable under the new option on September 14, 1994, and that portion of the new option allocable to the portion of the surrendered option which under its terms was to become exercisable on or after September 14, 1994 will be exercisable under the new option in accordance with the same schedule. Except as modified as described above, each new option continues to be governed by the same terms as applied to the surrendered option.

     Pursuant to the above program, employees holding options for an aggregate of 349,824 Shares, exercisable under the terms of the original grants at prices ranging from $11.50 to $23.00 per Share, were exchanged for options for an aggregate of 174,911 Shares. The participation by executive officers in the program is shown in the table entitled "Ten-Year Option Repricings" below.

                                           Stock Option and Restricted Stock
                                                       Committee
                                          (as constituted September 14, 1993)

                                                Norton W. Rose, Chairman
                                                   Robert A. Goodman

                           TEN-YEAR OPTION REPRICINGS

     The following table provides information with respect to the participation in the Company's repricings of employee stock options during the last ten completed fiscal years by then executive officers of the Company. Where a person is no longer an executive officer, the fiscal year of the repricing during which he held the listed executive office(s) is indicated (all of such persons, other than Mr. Bufton, continue to be employed by the Company).

                                       NUMBER OF
                                       SECURITIES     MARKET PRICE                                              LENGTH OF
                                       UNDERLYING       OF STOCK       EXERCISE PRICE                        ORIGINAL OPTION
                                        OPTIONS        AT TIME OF        AT TIME OF                          TERM REMAINING
       NAME AND                         REPRICED      REPRICING OR      REPRICING OR       NEW EXERCISE        AT DATE OF
      PRINCIPAL                        OR AMENDED      AMENDMENT         AMENDMENT            PRICE           REPRICING OR
       POSITION             DATE        (SHARES)          ($)               ($)                ($)              AMENDMENT
- - ----------------------    --------     ----------     ------------     --------------     --------------     ---------------
Robert F. Meyerson        12/09/87        10,000(1)     $ 10.750          $ 22.750           $ 10.750             4 years
  Chairman and
  Chief Executive
  Officer
Dan R. Wipff                    --            --              --                --                 --                  --
  President, Chief
  Operating Officer
  and
  Chief Financial
  Officer
Lawrence L. Allman              --            --              --                --                 --                  --
  President and
  Chief Executive
  Officer,
  Itronix Corporation
Ronald D. Bufton          12/09/87         7,000(1)       10.750            22.750             10.750             4 years
  Senior Vice
  President -
  Operations
  (Fiscal 1988)
John H. Cribb             12/09/87         2,500(1)        10.75            22.750             10.750             4 years
  President,              03/06/90         4,000(2)        6.875            14.625              6.875         3 1/2 years
  International           03/06/90         2,000(2)        6.875            11.000              6.875         4 1/2 years
  Division
Gerald J. Gabriel         03/06/90         1,500(2)        6.875            14.625              6.875         3 1/2 years
  Vice President -        03/06/90         5,000(2)        6.875            11.000              6.875         4 1/2 years
  Finance and
  Treasurer
  (Fiscal 1990)
Steven L. Galvanoni       12/09/87         5,000(1)       10.750            22.750             10.750             4 years
  Vice President -
  Retail Store
  Automation Group
  (Fiscal 1988)
William J. Murphy         09/14/93         2,500(3)       10.125            21.375             10.125         4 1/2 years
  President, North        09/14/93         7,500(3)       10.125            21.375             10.125             5 years
  America Division

- - ---------------

(1) Under the December 9, 1987 repricing program, options for an aggregate of 216,700 Shares, exercisable under the terms of the original grants at prices ranging from $15.33 to $24.50 per Share, were exchanged for new options for the same aggregate number of Shares at the then current market price of $10.75 per Share.

(2) Under the March 6, 1990 repricing program, options for an aggregate of 318,036 Shares, exercisable under the terms of the original grants at prices ranging from $11.00 to $19.25 per Share, were exchanged on a two-for-one basis for options exercisable for an aggregate of 159,031 Shares at the then current market price of $6.875 per Share. In addition, this program provided for the conditional grant of one additional "performance-based" option to each employee who participated in the "two-for-one" repricing if the Company met certain performance objectives; the employee would be granted an option to purchase one Share for each six Shares for which options were surrendered in the repricing program. Options to purchase an aggregate of 50,729 additional Shares were issued as a result of the "six-for-one" performance-based grant.

(3) Under the September 14, 1993 repricing program, options for an aggregate of 349,824 Shares, exercisable under the terms of the original grants at prices ranging from $11.50 to $23.00 per Share, were exchanged on a two-for-one basis for options to purchase an aggregate of 174,911 Shares at the then current market price of $10.125 per Share.

                          TRANSACTIONS WITH MANAGEMENT

     In October 1992, the Company's outside directors asked Mr. Meyerson to reassume the position of Chief Executive Officer, a position he had previously held from 1979 to 1985. Following his 1985 retirement from that office, he had continued to assist the Company only in his more limited role as Chairman. The Summary Compensation Table under "EXECUTIVE COMPENSATION" above sets forth the salary paid to Mr. Meyerson for his services as Chairman during Fiscal 1994. Mr. Meyerson has received that same salary as Chairman since September 1989.

     The Company's consulting arrangements, described below, with Accipiter Corporation ("Accipiter"), a consulting firm owned by Mr. Meyerson's wife, were approved by the full Board of Directors (Mr. Meyerson abstaining) in order to secure Mr. Meyerson's full-time services for the Company in connection with his reassumption of the office of Chief Executive Officer in October 1992. Mr. Meyerson's obligations to the Company under the revised consulting arrangements constitute a full-time and long-term personal commitment by Mr. Meyerson. Mr. Meyerson does not receive any additional compensation for acting as the Company's Chief Executive Officer.

     The Company's consulting arrangements with Accipiter currently provide for a term ending March 31, 1996. Accipiter's services to the Company are required to be principally performed by Mr. Meyerson and include all services that would customarily be performed by a Chief Executive Officer of a public company of the Company's size and character. For such services, Accipiter receives from the Company a fee of $840,000 per year, plus $240,000 per year in reimbursement of Accipiter's general administrative and overhead expenses and reimbursement of its out-of-pocket expenses, including travel, incurred on behalf of the Company. In the event of a change in control of the Company, Accipiter has the right to terminate the agreement if, following such change in control, there is an adverse change in the nature or extent of the services requested of Accipiter thereunder which does not represent a continuation or elevation of, or constitutes a substantial change in, its responsibilities prior to such change in control or Accipiter personnel are thereafter required to travel on Company business to an extent substantially greater than or different from that required prior to such change in control or to conduct business at locations substantially different from those required prior to the change in control. Accipiter is entitled to receive a liquidation benefit equal to three years' consulting fee in each of the following events: Mr. Meyerson ceasing, for any reason other than his death, disability, voluntary resignation or termination for cause, to act as the Company's Chief Executive Officer, Chairman or other equivalent top management position; upon the election of Accipiter following a change in control of the Company to terminate the agreement on the grounds discussed above; failure of Telxon to extend the agreement beyond March 31, 1996; and termination of the agreement by the Company other than for breach.

     The Company's wholly owned subsidiary, PTC Airco, Inc., leases to Accipiter, on a time sharing basis in accordance with Federal Aviation Administration regulations, its jet airplane for a two year period ending January 21, 1995. Under the time sharing agreement, Accipiter pays the Company the "recovery charges" for its use of the airplane as calculated under the applicable Federal Aviation Administration regulations. Accipiter paid the Company $29,022 for such usage in Fiscal 1994.

     Under the terms of his employment agreement with the Company for Fiscal 1994, Mr. Murphy received a $200,000 interest-free loan from the Company on March 29, 1993, for his use in purchasing a home in connection with his promotion and relocation to Akron. The loan, which was originally due April 1, 1994, has been extended and is payable in full on April 1, 1995.

     On October 6, 1993, Mr. Wipff received a $75,000 interest-free loan from the Company, payable on demand, for his use for payment of taxes.

     For information concerning the legal fees paid and expenses reimbursed to Goodman Weiss Freedman, of which Mr. Goodman is senior partner, and concerning payments to Pen Speech Corporation, which is 50% owned by Dr. Reddy's family, see "ELECTION OF DIRECTORS -- Compensation Committee Interlocks and Insider Participation."

                            STOCK PERFORMANCE GRAPH

     The following graph is a comparison of the cumulative total returns during the preceding five fiscal year period for the Company, the S&P 500 Index and the S&P High-Tech Composite Index assuming an initial investment of $100 and the reinvestment of all dividends when received. The information presented should not be interpreted as being necessarily indicative of future performance.

                                                                 S&P High-Tech
      Measurement Period              Telxon                        Composite
    (Fiscal Year Covered)           Corporation       S&P 500       Index
3/31/89                                 100.00        100.00       100.00
3/31/90                                  48.34        119.27       107.95
3/31/91                                 158.92        136.46       117.85
3/31/92                                 167.62        151.53       120.60
3/31/93                                  69.19        174.60       132.52
3/31/94                                  87.42        177.17       155.95

                                STOCK OWNERSHIP

     The following table sets forth certain information with respect to the beneficial ownership of the outstanding Shares, as of May 31, 1994, by the directors of the Company, by the executive officers of the Company named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. Based on the Company's records and because the Company has not received copies of, and is not aware of, any statements filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the beneficial ownership of Shares through the Record Date, the Company believes that there are no stockholders who beneficially own more than five percent of its outstanding Shares.

                                                       SHARES BENEFICIALLY
                                                              OWNED
               NAME AND ADDRESS(1)                   ------------------------
               OF BENEFICIAL OWNER                    NUMBER       PERCENTAGE
- - -------------------------------------------------    ---------     ----------
Lawrence L. Allman...............................       21,591(2)        *
J. Robert Anderson...............................           --           *
John H. Cribb....................................       90,002(3)        *
Robert A. Goodman................................       67,790(4)        *
Robert F. Meyerson...............................      729,767(5)      4.7%
William J. Murphy................................       44,600(6)        *
Raj Reddy........................................       41,800(7)        *
Norton W. Rose...................................       35,465(8)        *
Walter J. Salmon.................................           --           *
Dan R. Wipff.....................................      215,256(9)      1.4%
All directors and executive officers as a group
  (12 persons)...................................    1,408,829(10)     9.1%

- - ---------------

    * less than 1%.

 (1) The address for the named individuals is 3330 West Market Street, Akron, Ohio 44333.

 (2) Includes 14,394 restricted Shares awarded to Mr. Allman under his employment agreement for Fiscal 1994, which will vest in two equal increments on April 12, 1995 and 1996, provided that he is then employed by the Company, and are subject to transfer restrictions during the applicable vesting period.

 (3) Includes 1,000 Shares owned by Mr. Cribb's wife as to which Shares Mr. Cribb disclaims beneficial ownership and 84,002 Shares which may be acquired within 60 days by exercise of options. Also includes 2,500 Shares awarded to Mr. Cribb under the Company's 1992 Restricted Stock Plan, which will vest on May 18, 1995, provided that he is then employed by the Company, and are subject to transfer restrictions during the applicable vesting period.

 (4) Includes 6,500 Shares owned by Mr. Goodman's wife as to which Shares Mr. Goodman disclaims beneficial ownership and 53,300 Shares which may be acquired within 60 days by exercise of options.

 (5) Includes 337,475 Shares beneficially owned by Mr. Meyerson's wife (3,275 of which are owned by Auld Ghent Corporation, which is wholly owned by Mrs. Meyerson) as to which Shares Mr. Meyerson disclaims beneficial ownership and 56,838 Shares which may be acquired within 60 days by exercise of options.

 (6) Includes 1,000 Shares owned by Mr. Murphy's wife as to which Shares Mr. Murphy disclaims beneficial ownership and 28,600 Shares which may be acquired within 60 days by exercise of options. Also includes 12,000 Shares awarded to Mr. Murphy under the Company's 1992 Restricted Stock Plan, which will vest in 3,000 Share increments on


     May 18, 1995, 1996, 1997 and 1998, provided that he is then employed by the Company, and are subject to transfer restrictions during the applicable vesting period.

 (7) Includes 34,300 Shares which may be acquired within 60 days by exercise of options.

 (8) Includes 29,965 Shares which may be acquired within 60 days by exercise of options.

 (9) Includes 108,756 Shares which may be acquired within 60 days by exercise of options and the 6,000 Shares subject to the option described under Proposal 3 below. Also includes 60,000 Shares awarded to Mr. Wipff under the Company's 1992 Restricted Stock Plan, which will vest in 20,000 Share increments on December 30, 1994, 1995 and 1996, provided that he is then employed by the Company, and are subject to transfer restrictions during the applicable vesting period.

(10) Includes 469,432 Shares which may be acquired within 60 days by exercise of options and 138,894 Shares of restricted stock (124,500 Shares of which were awarded under the Company's 1992 Restricted Stock Plan), of which, provided the respective awardees are then employed by the Company, 30,000 Shares will vest in fiscal 1995; 42,697 Shares, in fiscal 1996; 40,197 Shares, in fiscal 1997; and 13,000 Shares in each of fiscal 1998 and 1999.

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers and directors were complied with, except that an initial report of ownership was filed late by each of James Cleveland, who is no longer subject to
Section 16(a) reporting requirements, and Melvin Schrieberg, who is no longer employed by the Company. Based on the Company's records and because the Company has not received copies of, and is not aware of, any statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act, the Company believes that it did not have any greater than ten-percent beneficial owners at any time during Fiscal 1994.

     2. APPROVAL OF AN AMENDMENT TO THE TELXON CORPORATION
                         1990 STOCK OPTION PLAN

GENERAL

     The Telxon Corporation 1990 Stock Option Plan (the "1990 Plan") was adopted by the Board of Directors of the Company on August 27, 1990 and approved by the stockholders of the Company at its Annual Meeting held August 29, 1990. On August 19, 1992, the stockholders of the Company approved an amendment to the 1990 Plan to increase by 500,000, to a total of 1,500,000, the number of authorized but unissued Shares set aside for issuance as needed under the 1990 Plan. On May 16, 1994, the Board of Directors of the Company, subject to approval by the Company's stockholders, adopted an amendment to the 1990 Plan to increase by 1,000,000, to a total of 2,500,000, the number of authorized but unissued Shares set aside for issuance as needed in the continuing operation of the 1990 Plan. In addition, under the terms of the 1990 Plan, Shares not granted under the Company's predecessor plan, the Telxon Corporation 1988 Stock Option Plan, at the time of stockholder approval of the 1990 Plan, were carried over to the 1990 Plan.

     As of May 31, 1994, options for an aggregate of 1,384,421 Shares were outstanding under the 1990 Plan, and 389,467 Shares remained available for the granting of options under the 1990

Plan. The proposed amendment will increase the Shares remaining available for grant under the 1990 Plan to 1,389,467.

     To date, no options have been granted to any employee conditional upon stockholder approval of the increase in the number of shares subject to the 1990 Plan hereby being submitted for such approval. Since, upon such approval, the employees to whom and the quantities in which options may be granted with respect to such additional shares will be determined from time to time by the Stock Option and Restricted Stock Committee of the Company's Board of Directors (or such successor body as may assume responsibility for the administration of the 1990 Plan in accordance with the terms thereof, the "Option Committee") in the exercise of its discretionary authority under the 1990 Plan, the benefits and amounts that may be received by any executive officer or other employee of the Company in respect of such increased shares are not presently determinable.

     On July 13, 1994, the last reported sales price of the Company's Common Stock as reported in the NASDAQ National Market System was $15.00 per Share.

SUMMARY OF THE 1990 PLAN

     The following summary of the amended 1990 Plan is qualified by reference to the full text of the 1990 Plan, as amended, which is attached as Exhibit "A" to this Proxy Statement.

     The purpose of the 1990 Plan is to promote the best interests of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain highly qualified personnel through rewarding valued employees with the opportunity, pursuant to options granted under the 1990 Plan, to acquire a proprietary interest in the Company and thereby encouraging them to put forth their maximum efforts for the continued success and growth of the Company. Directors of the Company as such are not eligible to receive grants under the 1990 Plan, but those directors who are employees of the Company are, like all other Company employees, eligible to receive such grants.

     The 1990 Plan is currently administered by the Option Committee, consisting of two non-employee directors, neither of whom is eligible to participate in the 1990 Plan. The Option Committee selects the employees to whom options are granted and determines the time or times at which, and the number of Shares for which, options are granted to them. The Option Committee also determines the exercise price, exercise period, vesting schedule and all other terms and conditions of each option granted under the 1990 Plan. The exercise price per Share cannot be less than the fair market value per Share on the day prior to the date of grant. So long as the Common Stock is included in the NASDAQ National Market System, the 1990 Plan provides that the fair market value per Share is the last reported sales price for the Common Stock as reported therein. An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during the optionee's lifetime only by him. In the event of his death, an option is exercisable (generally for a limited post-death period as described below) by the optionee's estate or by the person who acquires the right to exercise the option by bequest or inheritance.

     Subject to the discretionary authority given to the Board, and the Option Committee, under the 1990 Plan to fix different terms for a particular option grant, each option granted under the 1990 Plan will generally be subject to the following additional terms:

     TERM OF OPTION. Each option will be exercisable for a period of ten years from the date of grant.

     EXERCISE OF OPTION. To exercise an option, the optionee must tender full payment of the exercise price therefor and the taxes required to be withheld in connection therewith. The 1990 Plan permits the exercise price and withholding taxes to be paid in cash, check, already owned Shares, the withholding of Shares from those to be issued on such exercise, proceeds from the sale of the Shares to be issued upon such exercise pursuant to a brokerage arrangement, or any combination thereof.

     TERMINATION OF EMPLOYMENT. A former employee generally may exercise an option within 30 days (or within such greater period as may be determined by the Board of Directors or the Option Committee at the time of termination of employment) after the termination of his employment with the Company (other than by reason of death, disability or retirement) to the extent such option was vested on the date of termination of employment.

     RETIREMENT OF OPTIONEE. An option may be exercised within three months of the retirement of an optionee at or after age 65, or other retirement at any age entitling him to benefits under any retirement plan of the Company, to the extent the option is vested on the date of retirement.

     DISABILITY OF OPTIONEE. An option may be exercised within one year of the termination of an employee by reason of permanent, total disability to the extent the option is vested on the date of termination.

     DEATH OF OPTIONEE. If an optionee dies while employed by the Company, his estate may exercise his options within six months of the date of death to the extent such options would have been exercisable had the optionee continued living and terminated employment as of the date six months after the date of his death. If an optionee dies within one month of termination of employment, his estate generally may exercise his options within six months of the date of termination of employment to the extent vested on the date of termination.

     In the event of specified changes in the Company's capital structure, the 1990 Plan requires adjustments in the exercise price of, and number of Shares subject to, outstanding options and in the number of Shares authorized by the 1990 Plan.

     In the event of any proposed dissolution or liquidation of the Company, all options then outstanding under the 1990 Plan will terminate immediately prior to the consummation of such action unless otherwise provided by the Board of Directors.

     In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, the 1990 Plan requires that each outstanding option be assumed, or an equivalent option be substituted, by the successor corporation or a parent or subsidiary of such successor corporation unless the Board of Directors determines that each optionee shall have the right to exercise his option as to all or any part of the Shares subject thereto, including Shares as to which the option would not otherwise then be vested and exercisable.

     In the event of certain changes in control of the Company, the 1990 Plan provides that, unless otherwise determined by the Board, all options then outstanding under the 1990 Plan as of the date of such change in control become fully vested and shall be cashed out in full by a payment to each optionee equal to the amount by which the "change in control price" exceeds the exercise price of each such option.

     The 1990 Plan will remain in effect until (i) terminated by resolution of the Board of Directors or (ii) both (A) all options granted under the 1990 Plan have been exercised in full and (B) no Shares remain available under the 1990 Plan for the granting of additional options. The Board of Directors may from time to time amend the 1990 Plan in such respects as it may deem advisable, provided that any amendment to the 1990 Plan must be approved by the Company's stockholders if such approval is required in order for the 1990 Plan to continue to qualify under Rule 16b-3 of the Securities Exchange Act of 1934 as then in effect or to comply with any other requirements of law or any securities market on which the Shares are listed or included for trading.

INCOME TAX CONSEQUENCES

     An optionee will not recognize taxable income as the result of receiving a grant of a stock option, regardless of whether it is an incentive stock option or a non-qualified stock option. The Company is not entitled to a tax deduction at the time of grant of any stock option. Upon the exercise of a non-qualified stock option (which is the nature of all options granted to date under the 1990
Plan), the optionee will recognize ordinary income equal to the amount by which the fair market value of the Shares at the time of exercise exceeds the exercise price paid therefor, and the Company, provided that it satisfies certain tax withholding requirements and subject to certain limits imposed by Section 162(m) of the Internal Revenue Code on the deductibility of compensation paid certain executives in excess of $1,000,000, will be entitled to a corresponding deduction. The optionee's tax basis in the Shares acquired through such exercise will be equal to the exercise price paid for such Shares plus the amount of income recognized as a result of the exercise of the option. When the optionee subsequently disposes of the Shares acquired through exercise of a non-qualified stock option, the optionee will recognize, either as short-or long-term capital gain or loss depending upon how long the optionee held the Shares from the date of exercise of the option until the date of disposition, income or loss equal to the difference between the amount realized from the disposition of such Shares and the fair market value of the Shares on the date the option was exercised. Under current law, net capital gains (net long-term capital gain minus any net short-term capital loss) are taxed at a maximum rate of 28%; capital losses are allowed in full against capital gains plus up to $3,000 of other income.

VOTE REQUIRED

     The NASDAQ National Market System stockholder approval requirement requires that the amendment to the 1990 Plan be approved by the favorable vote of the holders of a majority of the Shares present or represented by proxy at the Annual Meeting and voting on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of the issued and outstanding Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1990 STOCK OPTION PLAN, WHICH IS DESIGNATED IN THE PROXY AS PROPOSAL 2.

     3. RATIFICATION AND APPROVAL OF EXTENSION OF EXISTING STOCK
                      OPTION GRANTS TO TWO DIRECTORS

GENERAL

     On October 17, 1988, the Board of Directors granted, subject to stockholder approval at the 1989 Annual Meeting, to each of Dan R. Wipff and Raj Reddy, a nonqualified stock option to purchase 6,000 Shares at an exercise price of $14.625 per Share. The stock option agreements between the Company and Messrs. Wipff and Reddy are referred to in this discussion as the "Director Plans." The Director Plans were approved by the stockholders of the Company at the Company's 1989 Annual Meeting.

     On September 14, 1993, the Board of Directors approved, subject to stockholder approval at this Annual Meeting, extensions of the Director Plans such that options granted thereunder would be exercisable for an additional five year term ending October 17, 1998. Without such extensions, the options granted under the Director Plans would have expired on October 17, 1993. The Board did not make any change in the exercise price of the options subject to the Director Plans, which remains at $14.625 per Share.

     The Board voted to extend the Director Plans in connection with the Company's September 14, 1993 option repricing program pursuant to which options held by Company employees (other than members of the Board of Directors) for an aggregate of 349,824 Shares exercisable under the terms of original option grants, at prices ranging from $11.50 to $23.00 per Share, were exchanged on a two-for-one basis for options to purchase an aggregate of 174,911 Shares at the then current market price of the Common Stock of $10.125 per Share. See "REPORT OF STOCK OPTION AND RESTRICTED STOCK COMMITTEE ON REPRICING OF OPTIONS." The extensions of the options granted under the Director Plans are being submitted to the Company's stockholders for ratification and approval in order to qualify the director optionees for certain protections from the "short swing profit" liability provisions of the Exchange Act available under SEC regulations with respect to the Director Plans.

EXTENDED PLAN BENEFITS

                                EXTENDED 1988 DIRECTOR PLANS
- - --------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                                                                    SHARES
                                                                EXERCISE PRICE     UNDERLYING
                      NAME AND POSITION                          (PER SHARE)        OPTIONS
- - -------------------------------------------------------------   --------------     ---------
Robert F. Meyerson(1)                                               --                --
  Chairman and Chief Executive Officer
Dan R. Wipff                                                       $ 14.625           6,000
  President, Chief Operating Officer
  and Chief Financial Officer
Lawrence L. Allman(1)                                               --                --
  President and Chief Executive Officer,
  Itronix Corporation
John H. Cribb(1)                                                    --                --
  President, International Division
William J. Murphy(1)                                                --                --
  President, North America Division
Executive Group(2)                                                   14.625           6,000
Non-Executive Director Group(3)                                      14.625           6,000
Non-Executive Officer Employee Group(1)                             --                --

- - ---------

(1) None of Messrs. Meyerson, Allman, Cribb and Murphy, or any non-executive officer employee of the Company, is a participant in the Director Plans.

(2) Though at the time of original grant of the Director Plans Mr. Wipff was a non-executive director of the Company, he presently holds the executive offices listed under his name in the table above.

(3) Dr. Reddy is the only current non-executive director who is a participant in the Director Plans.


     On July 13, 1994, the last reported sales price of the Company's Common Stock as reported in the NASDAQ National Market System was $15.00 per Share.

VOTE REQUIRED

     The NASDAQ National Market System stockholder approval requirement requires that the extension of the options granted under the Director Plans be approved by the favorable vote of the holders of a majority of the Shares present or represented by proxy at the Annual Meeting and voting on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of the issued and outstanding Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF THE EXTENSION OF THE STOCK OPTION GRANTS UNDER THE DIRECTOR PLANS, WHICH IS DESIGNATED IN THE PROXY AS PROPOSAL 3.

DESCRIPTION OF DIRECTOR PLANS

     Each Director Plan provides that the option granted thereby is immediately exercisable as to one-third of the Shares subject to the option, exercisable as to two-thirds of the Shares subject to the option after October 17, 1989, and exercisable as to all or any part of the Shares subject to the option after October 17, 1990. As a result of the passage of time, all of the Shares subject to the option are presently exercisable. The Director Plans provide for mandatory adjustment to the option price and the number or kind of securities covered by the options in the event of a stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of Shares, separation, reorganization or liquidation.

     The options granted under the Director Plans are not transferable other than by will or the laws of descent and distribution. The option terminates upon the earlier of three months following the optionee's no longer being a director of the Company or five years from the date of grant (10 years from the date of grant if this Proposal is approved at this Annual Meeting), subject in either case to earlier termination in certain events as discussed below. Upon the disability of an optionee under the Director Plans, the option may be exercised (to the extent the optionee was entitled to do so as of the date he ceased to be a director due to such disability) until the earlier of one year following the date he ceased to be a director or five years from the date of grant (10 years from the date of grant if this Proposal is approved at this Annual Meeting).

     Under the Director Plans, upon the death of an optionee at a time when he is a director of the Company, the option may be exercised (to the extent the optionee would have been entitled to exercise the option had he continued living and terminated his directorship six months after the date of death) by the optionee's estate or by a person who acquires the right to exercise the option by bequest or inheritance until the earlier of six months following the date of such optionee's death or five years from the date of grant (10 years from the date of grant if this Proposal is approved at this Annual Meeting). Upon the death of an optionee within thirty days after the termination of his directorship for any reason other than disability, under the Director Plans the option may be exercised (to the extent the optionee would have been entitled to exercise the option at the date of termination of his directorship by the optionee's estate or by a person who acquires the right to exercise the option by bequest or inheritance) until the earlier of six months following the date of the optionee's death or five years from the date of grant (10 years from the date of grant if this Proposal is approved at this Annual Meeting).

     In the event of the proposed dissolution or liquidation of the Company, the options under the Director Plans terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the members of the Company's Board of Directors other than the optionees, under the Director Plans. Such other members of the Company's Board of Directors may in their sole discretion declare that the options shall terminate as of a date fixed by them and give the optionees under the Director Plans the right to exercise their options as to all or any part of the Shares subject to the options including Shares as to which the option would not otherwise be exercisable.

     Subject to the change in control provisions discussed below, in the event of a proposed sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation, the options under the Director Plans are required to be assumed, or equivalent options are required to be substituted, by the successor corporation or a parent or subsidiary of such successor corporation unless the members of the Company's Board of Directors other than the optionees under the Director Plans determine in their sole discretion that in lieu of such assumption or substitution the optionees under the Director Plans shall have the right to exercise the options as to all Shares covered thereby, including Shares as to which the options would not otherwise then be exercisable. If the other members of the Company's Board of Directors make the options under the Director Plans fully exercisable in lieu of assumption or substitution, the Company is required to notify the optionee that his option is fully exercisable for a period of thirty days from the date of such notice and that the option will terminate upon the expiration of such period.

     Upon a "change in control" of the Company, unless otherwise determined by the members of the Company's Board of Directors other than the optionees under the Director Plans prior to the occurrence of such change in control, the options under the Director Plans immediately become fully exercisable and vested as to all of the Shares covered thereby, and the value of the option measured by the excess of the "change in control price" over the exercise price of the option is required to be paid to the optionee.

     The Director Plans define a "change in control" to mean the consummation of a transaction requiring stockholder approval and involving the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation or the acquisition by any person directly or indirectly of securities of the Company representing 50% or more of the voting power of the Company's outstanding securities. The Director Plans define "change in control" to be the highest closing sale price of a Share of the Company's Common Stock as reported by the NASDAQ National Market System (or stock exchange if the Company's Common Stock is then listed on a stock exchange) at any time within the sixty day period immediately preceding the date of the change in control or the highest price paid or offered (as determined by the members of the Company's Board of Directors other than the optionees under the Director Plans) in any bona fide transaction or bona fide offer related to the change in control at any time within such sixty day period.

     The grant of the non-qualified stock options under the Director Plans did not result in any taxable income to the optionees or deduction to the Company at the time they were granted. Generally, the holder of a non-qualified stock option realizes ordinary income at the time such holder exercises the option and receives Shares of Common Stock in an amount measured by the excess of the fair market value of the Shares at the time over the option price, and the Company is entitled to a corresponding deduction. For further information relating to the income tax consequences of non-qualified stock options, see the description thereof under Proposal 2 above.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Coopers & Lybrand has been reappointed as the independent public accountants to examine the Company's financial statements for the fiscal year ending March 31, 1995. Coopers & Lybrand has served as the Company's independent auditors since October 1990. Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

                            EXPENSE OF SOLICITATION

     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company has retained Kissel-Blake Inc. to solicit proxies on behalf of the Board of Directors for a fee of $12,500 plus reimbursement of out-of-pocket expenses.

                 STOCKHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

     In order for a stockholder proposal to be considered at the 1995 annual meeting of stockholders, the Charter requires that it be received by the Secretary of the Company at the Company's offices, 3330 West Market Street, Akron, Ohio 44333, no later than May 21, 1995. Each proposal submitted must contain certain information specified in the Charter about the proponent and the business matter to be proposed and a statement that the proponent is as of the date of such notice a stockholder of record. The stockholder must also state his intention personally to appear at the 1995 annual meeting of stockholders to present the proposal. Under Rule 14a-8 promulgated under the Exchange Act, in order for a stockholder proposal to be included in the proxy statement with respect to the 1995 annual meeting of stockholders, such proposal must be a proper subject for action at a stockholders' meeting, the proposal and its proponent must satisfy the other requirements and conditions of Rule 14a-8, and the proposal must be received by the Secretary of the Company at the address set forth above not later than 120 days in advance of the first anniversary of the date of mailing of this proxy statement.

                                            By Order of the Board of Directors,

                                            ROBERT A. GOODMAN
                                            SECRETARY

July 18, 1994

                                                                       EXHIBIT A

                                PROPOSED AMENDED
                               TELXON CORPORATION
                            1990 STOCK OPTION PLAN*

     1. PURPOSE OF THE PLAN. The purpose of this plan is to promote the best interests of the Company and its stockholders by enabling the Company and its Subsidiaries to attract and retain highly qualified personnel through rewarding valued employees with the opportunity, pursuant to Options granted under the Plan, to acquire a proprietary interest in the Company and thereby encourage them to put forth their maximum efforts for the continued success and growth of the Company.

     2. DEFINITIONS. In addition to such other capitalized terms as are defined elsewhere in this Plan, the following terms shall when used in this Plan have the respective meanings set forth below:

          (a) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (b) "Authorized Shares" means the maximum aggregate number of shares of Common Stock specified in Section 3(a) as being authorized for issuance and sale under Options granted pursuant to the Plan, subject to adjustment thereof in accordance with Section 12 of the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Commission" means the United States Securities and Exchange Commission.

          (f) "Committee" means the Committee appointed by the Board in accordance with Paragraph (a) of Section 4 of the Plan, if a Committee is appointed. The members of such Committee may, but need not, be members of the Board. If no Committee has been appointed, any reference to the "Committee" shall be deemed a reference to the "Board".

          (g) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

          (h) "Company" means Telxon Corporation, a Delaware corporation.

          (i) "Continuous Employment" means with respect to any Employee, the continued employment of such Employee by the Company or any Subsidiary without interruption or termination after the grant of an Option to such Employee. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board (provided that such leave is for a period of not more than ninety (90) days or re-employment upon the expiration of such leave is mandated by contract or statute) or in the cause of transfers between locations of the Company or between the Company, any Subsidiary or any of their respective successors.

          (j) "Employee" means any person, including officers and directors who are also officers, employed by the Company or any Subsidiary. The payment of director's fees by the Company shall not be sufficient to constitute a person as an "Employee" of the Company.

          (k) "Option" means a right granted to an Employee pursuant to the Plan to purchase a specified number of shares of Common Stock at a specified price during a specified period and on such other terms and conditions as may be specified pursuant to the Plan. Options

- - ---------------

* NOTE:  MATTER IN BOLD TYPE (OTHER THAN HEADINGS) IS NEW.

     may be granted as Tax Qualified Options or as Options which do not qualify as Tax Qualified Options.

          (l) "Option Agreement" means the written agreement evidencing an Option by and between the Company and the Optionee as required by Section 14.

          (m) "Optioned Stock" means the Company Stock subject to an Option.

          (n) "Optionee" means an Employee who receives an Option.

          (o) "Plan" means this 1990 Stock Option Plan.

          (p) "Predecessor Plan" means the Company's 1988 Stock Option Plan.

          (q) "Rule 16b-3" means Rule 16b-3 promulgated by the Commission under the Act or any similar successor regulation exempting certain transactions involving stock-based compensation arrangements from the liability provisions of Section 16 of the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission.

          (r) "Section 16 Person" means an Employee who is subject to Section 16 of the Act, as interpreted by the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, and by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission.

          (s) "Securities Law Requirements" means the Act and the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, including but not limited to Rule 16b-3, and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission, and the requirements of any stock exchange, automated interdealer quotation system or other recognized securities market on which the Common Stock is listed or traded or in which the Common Stock is included, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and other interpretive advice, provided by the representatives of such stock exchange, quotation system or other securities market.

          (t) "Shares" means the Common Stock as adjusted in accordance with
     Section 12 of the Plan.

          (u) "Subsidiary" means a corporation of which not less than fifty percent (50%) of the voting shares are owned by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (v) "Successor" means the estate of an Optionee or a person who succeeds by will or the laws of descent and distribution to an Optionee's right to exercise an Option.

          (w) "Tax Qualified Option" means an Option which is intended at the time of grant to qualify for special tax treatment under Section 422A or other particular provisions of the Code and the regulations, rulings and procedures promulgated, published or otherwise provided thereunder, as adopted and amended from time to time.

     3. STOCK SUBJECT TO THE PLAN.

          (a) NUMBER OF SHARES ISSUABLE. Subject to adjustment in accordance with the provisions of Section 12 of the Plan, the maximum aggregate number of Authorized Shares which may be issued and sold under Options granted pursuant to the Plan is 2,500,000 [preceding number appears in bold in paper version] shares of Common Stock, plus such number of the 1,200,000 shares of Common Stock authorized for issuance and sale under the Predecessor Plan which (i) as of the date this Plan is approved by the stockholders of the Company, are not subject to grants (including conditional grants) of stock options then outstanding under the Predecessor Plan (from and after stockholder approval of this Plan, no further grants shall be made under the Predecessor Plan, but any grants (including conditional grants) of stock options outstanding under the Predecessor Plan at the time of such approval shall continue in full force and effect in accordance with their respective terms) or (ii) to the extent grants (including conditional grants) outstanding under the Predecessor Plan as of the date of stockholder approval of this Plan are not exercised in full, are, as of any subsequent date, (A) issued pursuant to the exercise of a stock option granted under the Predecessor Plan in an amount equal to the number of Shares already owned by the person exercising such stock option which are delivered by such person to the Company in payment of the exercise price and/or related withholding taxes, (B) withheld by the Company, in payment of the withholding taxes with respect to the exercise of a stock option granted under the Predecessor Plan, from the total number of Shares with respect to which such option is exercised, or (C) no longer subject to grants under the Predecessor Plan by reason of such grants having expired or lapsed or having been cancelled, surrendered, forfeited or otherwise terminated. The inclusion under this Plan of such shares reserved for issuance and sale under the Predecessor Plan as hereinabove provided shall not be affected by the expiration or other termination of the Predecessor Plan. The Shares issued and sold upon the exercise of Options may be treasury Shares, Shares of original issue or a combination thereof.

          (b) COMPUTATION OF SHARES AVAILABLE FOR GRANT. For purposes of computing the number of Authorized Shares available from time to time under the Plan for the grant of Options, the number of Shares subject to each Option granted pursuant to the Plan shall be provisionally counted against the Authorized Shares from and after the grant of such Option but only for so long as and to the extent that such Option shall remain outstanding and unexercised. Upon the exercise, in whole or in part, of an Option, the number of Shares issued upon such exercise shall be permanently deducted from the authorized Shares, provided that no such permanent deduction shall be made, and the provisional deduction against the Authorized Shares shall be reversed, to the extent that the exercise price and/or the withholding taxes with respect to such exercise are paid through the delivery to the Company by the person exercising the option of Shares already owned by such person and/or through the withholding by the Company of Shares from the total number of Shares with respect to which the Option is exercised. The provisional deduction against the Authorized Shares shall likewise be reversed to the extent of the unexercised portion of an Option upon the expiration, lapse, cancellation, surrender, forfeiture or other termination of such Option. The Shares covered by any such reversal of a provisional deduction against the Authorized Shares shall immediately become available for the granting of new Options under the Plan with respect thereto.

     4. ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE. The Plan shall be administered by the Board or the Board may, in its discretion, appoint a Committee to administer the Plan subject to such terms and conditions as the Board may prescribe; provided that the terms upon which, including the time or times at or within which, and the price or prices at which Shares may be purchased upon the exercise of Options shall be approved or ratified by such action of the Board or a committee duly designated by the Board from its members as may be required by the Delaware General Corporation Law, as amended from time to time; and provided further, that neither the Board nor any such Committee shall make any decision concerning the Plan with respect to any Section 16 Person unless the Board or such Committee making such decision is constituted so that such decision complies with the applicable requirements of Rule 16b-3. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and may appoint additional members thereof, remove members (with or without cause), fill vacancies however caused and remove all members of the Committee and thereafter directly administer the Plan.

          (b) POWERS OF THE COMMITTEE. Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion:

             (i) To determine, upon review of relevant information in accordance with Section 7(b) of the Plan, the "Fair Market Value" (as defined in said Section 7(b)) of the Shares;

             (ii) To determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares subject to purchase upon exercise of each Option (there being no limit on the time following the adoption or approval of this Plan within which Options may be granted under the Plan so long as it remains in effect, on the number of Options which may be granted to any one Employee or on the aggregate number of Shares subject to purchase thereunder, except such restrictions thereon as may be imposed by applicable tax laws which will have to be observed if the Committee intends that a particular Option qualify as a Tax Qualified Option);

             (iii) To determine the terms and provisions of each Option (which terms and provisions need not be identical), including, but not limited to, the following:

                (A) The exercise price per Share, subject to the provisions of
           Section 7 of the Plan; and

                (B) Whether Options shall become exercisable over a period of time and when they shall be fully exercisable;

             (iv) To accelerate the time as of which any Option may be exercised;

             (v) To amend any outstanding Option, subject to the provisions of
        Section 19 of the Plan;

             (vi) To authorize any person to prepare and execute on behalf of the Company any instrument deemed by the Committee to be necessary or advisable to evidence or effectuate the Plan, any Option granted thereunder or any amendment to the Plan or any Option;

             (vii) To interpret the Plan;

             (viii) To prescribe, amend and rescind, if deemed necessary or appropriate, rules and regulations relating to the Plan; and

             (ix) To make all other determinations the Committee may deem necessary or advisable in connection with the administration of the Plan.

          (c) EFFECTS OF BOARD AND COMMITTEE DECISIONS. All decisions, determinations and actions of the Board and the Committee in connection with the construction, interpretation, administration, application, operation and implementation of the Plan shall be final, conclusive and binding on the Company, its stockholders and Subsidiaries, all Employees and Optionees and the respective legal representatives, heirs, successors and assigns of all of the foregoing and all other persons claiming under or through any of them.

          (d) EXCULPATION AND INDEMNIFICATION. No member of the Board on the Committee, and no Employee or other agent acting on behalf of the Board or the Committee, shall be personally liable for any decision, determination or action made or taken, or failed to be made or taken, with respect to this Plan or any Option granted hereunder, and the Company shall fully protect each such person in respect of any such decision, determination or action and shall indemnify each such person against any and all claims, losses, damages, expenses and liabilities arising from or in connection with any such decision, determination or action.

     5. ELIGIBILITY. Options may be granted only to Employees who, in the sole judgment of the Committee, have contributed or will contribute to the success and growth of the Company.

An Employee to whom the Company has previously granted a stock option pursuant to this Plan or otherwise may, if he is otherwise eligible, be granted additional Options.

     The existence of this Plan shall not create in any Employee any right to be granted an Option hereunder, and neither the existence of this Plan nor the granting of any Options to any Employee hereunder shall confer upon such Employee any right with respect to continuation of the employment of such Employee by the Company or any Subsidiary or shall in any way interfere with or limit the right which such Employee, the Company or any Subsidiary may otherwise have to terminate such employment at any time with or without cause. Upon the termination of any Employee's employment with the Company or any Subsidiary, neither the Company nor any Subsidiary shall have any liability or obligation to such Employee under this Plan or any Options granted to such Employee hereunder except to issue the appropriate number of Shares to such Employee upon the exercise of any Option granted to such Employee under this Plan prior to such termination of employment, provided that such exercise is duly and timely made in accordance with the provisions of this Plan and such Option.

     6. TERM OF OPTIONS. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, the term of each Option shall be ten (10) years from the date of grant thereof, provided that the Committee, if it intends that a particular Option qualify as a Tax Qualified Option, will have to observe such restrictions on the term of such Option as may be imposed by the applicable tax laws in order for such Option so to qualify. Each Option shall continue in effect in accordance with its terms notwithstanding that the Plan may be terminated prior to the expiration of the term of such Option.

     7. EXERCISE PRICE.

          (a) MINIMUM PRICE REQUIRED. The per Share exercise price for the Shares subject to an Option shall be such price as is determined by the Committee at the time of grant of an Option and reflected in the Option Agreement evidencing the same; provided that in no event shall such exercise price per Share be less than the Fair Market Value per Share as of the day prior to the date of grant of such Option.

          (b) DEFINITION OF "FAIR MARKET VALUE". For all purposes under the Plan, "Fair Market Value" per Share shall be determined by the Committee in its sole discretion; provided that if the Shares are included in the NASDAQ National Market System or listed on a stock exchange on the date as of which the same is to be determined, the Fair Market Value per Share shall be the closing price on such quotation system or exchange which is the principal trading market for the Shares on the date of determination or, if no sale price was reported for the Shares on the date of determination, the closing price on such principal trading market for the last trading day prior to the date of determination for which a sale price was reported; provided further, however, that if the foregoing method of determining Fair Market Value is inconsistent with the then existing tax law requirements with respect to any Option which the Committee intends to qualify as a Tax Qualified Option, then the Fair Market Value per Share shall be determined by the Committee in such manner as is required for such Tax Qualified Option to qualify as such.

     8. WITHHOLDING TAXES. Before a stock certificate evidencing the Shares being acquired through exercise of an Option will be issued to the Optionee, the Optionee must pay, or make arrangements acceptable to the Company for the payment of, any and all federal, state and local withholding taxes, whether domestic or foreign, required to be withheld in connection with the exercise of an Option.

     9. FORM OF PAYMENT.

          (a) ACCEPTABLE FORMS OF CONSIDERATION. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, the following forms of consideration will be accepted in payment of the exercise price for the Shares to be issued upon exercise of an Option and of the taxes required to be withheld in connection with such exercise: (i) cash, (ii) personal check, (iii) bank cashier's check, (iv) already owned Shares (duly endorsed for transfer with signature guaranteed), or (v) any combination of the foregoing. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, Shares withheld from the Shares to be issued upon exercise of the Option, either alone or in any combination with any of the other acceptable forms of consideration recited in this Paragraph (a), will also be an accepted form of consideration for payment of the taxes required to be withheld in connection with the exercise of an Option. In addition to the acceptable forms of consideration hereinabove recited in this Paragraph (a), the Committee may determine in its sole discretion at the time of grant of an Option, and if the Committee so determines, shall provide in the Option Agreement evidencing such Option, that one or both of the following additional forms of consideration will be accepted, either alone or in any combination with any of the other acceptable forms of consideration recited in this Paragraph (a), in payment of the items specified: (vi) in payment of the exercise price for the Shares to be issued upon exercise of an Option, Shares withheld from the Shares to be issued upon such exercise, and/or (vii) in payment of the exercise price for the Shares to be issued upon exercise of an Option and the taxes required to be withheld in connection with such exercise, a commitment for the delivery to the Company of proceeds from the sale, pursuant to a brokerage or similar arrangement approved in advance by the Committee in its sole discretion, of Shares to be issued upon exercise of the Option. The forms of consideration which will be accepted in payment of the exercise price for an Option and related withholding taxes shall be specified in the Option Agreement evidencing such Option, and the person or persons entitled to exercise the Option shall be entitled to elect from those so specified the form(s) to be used in effecting payment with respect to a particular exercise; provided that any election by a Section 16 Person to use already owned Shares or have Shares withheld from those issuable upon such exercise shall be effective only if made in accordance with the applicable requirements of Rule 16b-3; and provided further that a commitment for the delivery to the Company of proceeds from the sale, pursuant to a brokerage or similar arrangement, of Shares to be issued upon exercise of an Option will not be accepted from a Section 16 Person if under Securities Law Requirements such a sale would be matched with such exercise to result in "shortswing" profit liability under Section 16(b) of the Act on the part of such Section 16 Person with respect to such transaction.

          (b) WITHHOLDING TAX LOANS. In addition to any one or more of the acceptable forms of consideration recited in Paragraph (a) of this Section 9 which the Committee may permit in the Option Agreement to be used for the payment of withholding taxes, the Committee may determine in its discretion at the time of grant of an Option to permit the Optionee (but not any Successor) to, and if the Committee so determines, shall provide in the Option Agreement evidencing such Option that such Optionee may, borrow from the Company an amount sufficient to pay the taxes required to be withheld in connection with the exercise of such an Option, with each such borrowing to be evidenced by a promissory note of the Optionee payable to the order of the Company. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing an Option, each such loan shall be for a term of five (5) years at a rate of interest equal to the Company's then primary domestic commercial lender's prime or base rate as in effect from time to time, with payments of interest on such loan due quarterly and payments toward the principal of such loan due, to the extent of the net proceeds therefrom, within fifteen (15) days after any disposition by the Optionee of any

     Shares acquired upon exercise of any stock option granted by the Company to the Optionee pursuant to this Plan or otherwise (excluding any disposition of such Shares by gift or to the Company in payment of the exercise price of a stock option granted by the Company to the Optionee pursuant to this Plan or otherwise and/or any related withholding taxes), provided that the entire unpaid principal balance shall be due at the earlier of (i) the expiration of the five (5) year term, or (ii) the termination of the Optionee's Continuous Employment (other than by reason of Optionee's "disability" (as defined in Section 10(d)) or "retirement" (as defined in
     Section 10(e)).

          (c) COMPANY WITHHOLDING OF TAXES.     If, upon being notified by the
     Company of the amount of the taxes required to be withheld in connection with an exercise of an Option, the Optionee fails promptly to pay, or to make arrangements acceptable to the Company for the payment of, such taxes, the Company shall have the right to elect (but shall be under no obligation) to cover such taxes through:

             (i) withholding Shares from those issuable upon such exercise, provided that any such election so to withhold Shares with respect to the exercise of an Option by a Section 16 Person shall be effective only if made in accordance with the applicable requirements of Rule 16b-3; and/or

             (ii) deducting such taxes from any amounts payable in cash to the Optionee by the Company for any reason as of the time of such exercise or any time thereafter.

          (d) VALUATION OF SHARES DELIVERED OR WITHHELD. Where already owned Shares, or Shares withheld from those issuable upon such exercise, are used in payment of the exercise price and/or related withholding taxes, such Shares shall be valued (i) with respect to the payment of the exercise price, at Fair Market Value as of the day immediately preceding the date of exercise and (ii) with respect to the payment of withholding taxes, at Fair Market Value as of the day immediately preceding the date tax withholding is required to be made.

          (e) OPTIONEE CERTIFICATION OF ALREADY OWNED SHARES. Already owned Shares which were acquired through a previous exercise of a stock option granted to an Optionee by the Company pursuant to this Plan or otherwise may be used in payment of the exercise price of an Option and/or related withholding taxes only if the previous exercise through which such Shares were acquired was made as of a date not less than six (6) months prior to the date of the exercise of the Option in connection with which such Shares are being tendered as payment. A tender of already owned Shares in payment of the exercise price of an Option and/or related withholding taxes will not be accepted by the Company unless accompanied by a written statement signed by the person or persons entitled to exercise such Option certifying that either (i) the Shares tendered in payment were acquired other than through the exercise of a stock option granted by the Company or (ii) the Shares tendered in payment were acquired through the exercise, on such date(s) as shall be recited in such statement (which date(s) shall be not less than six (6) months prior to the date of tender), of stock option(s) granted by the Company.

          (f) DELIVERY OF ALREADY OWNED SHARES. Where the person exercising an Option elects to use already owned Shares in full or partial payment of the exercise price and/or related withholding taxes, the Committee may, in its sole discretion, accept, in lieu of physical delivery of the stock certificates evidencing such Shares, such constructive delivery of such Shares as may be satisfactory to the Committee.

     10. METHOD OF EXERCISE.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as permitted under the Plan. An Option may not be exercised for a fraction of a Share. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company written notice of the number of shares with respect to which the Option is being exercised, accompanied by payment in full of the aggregate exercise price for the Shares so to be acquired. To constitute an effective exercise of an Option, such notice and payment shall be addressed to the attention of the Treasurer of the Company and must be received at the principal executive office of the Company (i) with respect to an Option that is terminated for "Misconduct" (as defined below) pursuant to Paragraph (b) of this Section 10 or for "Prohibited Conduct" (as defined in Section 16(a)) pursuant to Section 16(a), prior to the time of the occurrence of the event constituting such Misconduct or Prohibited Conduct or (ii) with respect to any other Option, by 5:00 p.m., local time, on the date of expiration or termination of the Option. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends nor any other rights as a stockholder shall exist with respect to the Optioned Stock notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12.

          Exercise of an Option shall result in a decrease in the number of Shares which thereafter shall be available for sale under such Option by the number of Shares as to which the Option is exercised, including any shares withheld from the Shares to be issued pursuant to such exercise to cover the exercise price and/or related withholding taxes.

          (b) TERMINATION OF EMPLOYMENT. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, upon the termination of an Optionee's Continuous Employment (other than by reason of the Optionee's death, disability or retirement), he may exercise his Option (to the extent that he was entitled to exercise it at the time of such termination of employment) until the earlier of (i) the date thirty (30) days (or such longer period of time as is determined by the Committee in its sole discretion at the time of such termination of employment, provided that if the Committee intends that a particular Option continue to qualify as a Tax Qualified Option, the Committee will have to observe such restrictions as may be imposed by applicable tax laws on the post-termination period within which a Tax Qualified Option may be exercised if it wishes to ensure that any post-termination exercise of such Option is made only within the period permitted by such laws) after the effective date of the termination of his employment or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates; provided, however, that if the Optionee is terminated by the Company for Misconduct, then such Option shall terminate effective as of the time of the conduct constituting such Misconduct. As used in this Plan, "Misconduct: means that the Optionee has engaged in Prohibited Conduct, committed an act of embezzlement, fraud or theft with respect to the property or business of the Company or a Subsidiary or deliberately disregarded the rules of the Company or a Subsidiary in such a manner as to cause material loss, damage or injury to or otherwise endanger the property, reputation, employees or business prospects of the Company or a Subsidiary. The Committee shall determine whether an Optionee's employment was terminated by reason of Misconduct. In making such determination, the Committee may, but shall not be required to, give the Optionee an opportunity to be heard and to present evidence on his behalf.

          (c) DEATH OF OPTIONEE. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, upon the death of an
     Optionee:

             (i) who is at the time of his death in the employ of the Company or a Subsidiary and who shall have been in Continuous Employment since the date of grant of the Option, the Option may be exercised (to the extent the Optionee would have been entitled to do so had he continued living and terminated employment six (6) months after the date of death) by his Successor until the earlier of (A) the date six (6)
        months (or, if the Committee intends that a particular Option qualify as a Tax Qualified Option, such lesser period of time within which the applicable tax laws may require that the Option be exercised in order for such Option so to qualify) following the date of the Optionee's death or (B) the expiration date of such Option, and the
        Option shall terminate on the earlier   of such dates; or

             (ii) within one (1) month after the termination of Continuous Employment other than termination by the Company or a Subsidiary for Misconduct or due to disability, the Option may be exercised (to the extent the Optionee was entitled to do so at the date of termination of Continuous Employment) by his Successor until the earlier of (A) the date six (6) months following the date of the Optionee's death (or, if the Committee intends that a particular Option qualify as a Tax Qualified Option, such lesser period of time within which the applicable tax laws may require that the Option be exercised in order for such Option so to qualify) or (B) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

          (d) DISABILITY OF OPTIONEE. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, if an Optionee's Continuous Employment terminates due to his having become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code ("disability"), the Option may be exercised (to the extent the Optionee was entitled to do so as of the effective date of the termination of his employment by reason of such disability) until the earlier of (i) the date one (1) year after the effective date of such termination of his employment or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

          (e) RETIREMENT OF OPTIONEE. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, if an Optionee's Continuous Employment terminates by reason of (A) his retirement at any age entitling him to benefits under the provisions of any retirement plan of the Company or any Subsidiary in which such Optionee participates; or (B) retirement at any time after attaining age 65 (whichever circumstance is applicable constituting "retirement"), the Option may be exercised (to the extent the Optionee shall be entitled to do so as of the effective date of the termination of his employment by reason of such retirement) until the earlier of (i) the date three (3) months after the effective date of the termination of his employment or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

     11. NONTRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Optionee except at death by will or by the laws of descent and distribution and may be exercised during the life of the Optionee only by the Optionee. No lien, obligation or liability of an Optionee or a Successor shall attach to or otherwise encumber the right and interest of such Optionee or Successor in and to any Options outstanding under the Plan.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) ADJUSTMENTS, IN GENERAL. Subject to the provisions of Paragraph
     (b) of this Section 12 and to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which due to the expiration, lapse, cancellation, surrender, forfeiture or other termination of a stock option under this Plan or the Predecessor Plan are again available for grant, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Shares or any other increase or decrease in the aggregate number of issued and outstanding Shares effected without receipt of consideration by the Company; provided, however, that the issuance of Shares pursuant to the conversion or exchange of any securities of the Company convertible into or exchangeable for Shares shall not be deemed to have been "effected without receipt of consideration." Any fractional Shares which would otherwise result from any such adjustments shall be eliminated either by deleting all fractional Shares or by appropriate rounding to the next higher (fractions of one-half or more) or lower (fractions of less than one-half) whole Share. All such adjustments shall be made by the Board in its sole discretion. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise then be exercisable.

          Subject to the provisions of Paragraph (b) of this Section 12, in the event of a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board, in the exercise of its sole discretion, determines that, in lieu of such assumption or substitution, the Optionee shall have the right to exercise the Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise then be exercisable. If in the event of a merger, consolidation or sale of assets the Board makes an Option fully exercisable in lieu of assumption or substitution, the Company shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

          (b) SPECIAL ADJUSTMENTS UPON CHANGE IN CONTROL. In the event of a "Change in Control" of the Company (as defined in Paragraph (c) of this Section 12), unless otherwise determined by the Board in its sole discretion prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

             (i) Any Options outstanding as of the date of such Change in Control that are not yet fully vested on such date shall become fully vested; and

             (ii) The value of all outstanding Options, measured by the excess of the "Change in Control Price" (as defined in Paragraph (d) of this Section 12) over the exercise price, shall be cashed out. The cash out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to his Successor.

          (c) DEFINITION OF "CHANGE IN CONTROL." For purposes of this Section 12, a "Change in Control" means the happening of any of the following:

             (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, a Subsidiary or a Company or Subsidiary employee benefit plan, including any trustee of such a plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated by the Commission under the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

             (ii) The consummation of a transaction requiring stockholder approval and involving the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation.

          (d) DEFINITION OF "CHANGE IN CONTROL PRICE." For purposes of this
     Section 12, "Change in Control Price" shall be, as determined by the Board,
     (i) the highest closing sale price of a Share, as reported by the NASDAQ National Market System, any stock exchange on which the Shares are listed or any other recognized securities market on which the Shares are traded, at any time within the sixty (60) day period immediately preceding the date of the Change in Control (the "Sixty-Day Period"), or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control, at any time within the Sixty-Day Period.

     13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of such determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     14. OPTION AGREEMENTS. As a condition to the effectiveness of each grant of an Option (including, but not limited to, a Replenishment Option) under this Plan, the Optionee shall enter into a written Option Agreement in such form as may be authorized by the Committee from time to time. Subject to the provisions of Section 20(a), each such Option Agreement shall contain such provisions as are required by the terms of this Plan and may contain such additional provisions not inconsistent with the terms of this Plan as the Committee in its sole discretion may from time to time authorize. Each Option Agreement evidencing an Option granted to a Section 16 Person shall also provide for such minimum waiting period from the date of grant before the Option may be exercised, and such minimum holding period from the date of the acquisition of Shares upon exercise of an Option for which such Shares must be held before making any disposition of such Shares, as may be required by Rule 16b-3.

     15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable Securities Law Requirements and all other applicable provisions of law, including, without limitation, any applicable state "blue sky" laws and foreign (national and provincial) securities laws and the rules and regulations promulgated under any of such laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option or the issuance of Shares upon exercise of an Option, the Company may require the person exercising such Option to make such representations and warranties to the Company as may be required, in the opinion of counsel for the Company, by any of the aforementioned Securities Law Requirements and other laws, which may include, without limitation, representations and warranties that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

     The Company shall not have any liability to any Optionee in respect of any delay in the sale or issuance of Shares hereunder until the Company is able to obtain authority from any governmental authority (domestic or foreign) or self-regulatory organization having jurisdiction thereover, which authority is deemed by the Company's counsel to be necessary to the lawful sale and issuance of such Shares, or any failure to sell or issue such Shares as to which such requisite authority the Company is unable to obtain.

     16. FORFEITURE OF OPTIONS AND REALIZED BENEFITS.

          (a) LOSS OF UNEXERCISED OPTIONS. If an Optionee holding an outstanding Option, without the written consent of the Company as authorized by the Committee in its sole discretion, engages in any of the following conduct (any such conduct being referred to as "Prohibited Conduct") at any time during the period beginning on the date the Optionee first entered the employ of the Company or a Subsidiary and continuing for so long as any portion of such Option remains outstanding and unexercised (the "Grant Period"):

             (i) rendering services for any organization or engaging directly or indirectly in any business which, in the sole judgment of the Committee, is or becomes competitive with the Company or a Subsidiary, or where such rendering of services or engaging in business, in the sole judgment of the Committee, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or a Subsidiary; provided that the ownership of a not more than ten percent (10%) equity interest in any organization or business whose equity is listed on a recognized securities exchange or traded over-the-counter shall not constitute Prohibited Conduct within the meaning of this Subparagraph (i);

             (ii) disclosing to anyone outside the company or any Subsidiary, or use in other than the business of the Company or any Subsidiary, any confidential or proprietary information relating to the business of the Company or any Subsidiary, acquired by the Optionee either during or after employment with the Company or a Subsidiary;

             (iii) except as may otherwise be permitted by any agreement otherwise made by the Company or a Subsidiary with the Optionee, failing to disclose fully and promptly in writing and assign to the Company or to the Subsidiary by which the Optionee is or was employed all right, title and interest in any discovery, invention, process, method, improvement or idea, whether or not patentable or subject to copyright protection and whether or not reduced to tangible form or reduced to practice, made or conceived by such person during employment by the Company or such Subsidiary, relating in any manner to the actual or contemplated business, research or development work of the Company or such Subsidiary or to do anything reasonably necessary to enable the Company or such Subsidiary to secure a patent, copyright or similar protection in the United States of America and/or in foreign countries as the Company or such Subsidiary may elect; or

             (iv) inducing or attempting to induce any customer or supplier of the Company or a Subsidiary to breach any contract with the Company or a Subsidiary or otherwise terminate its relationship with the Company or a Subsidiary; then the Committee shall have the right, upon determining that the Optionee has engaged in any Prohibited Conduct at any time during the Grant Period (in making such determination, the Committee may, but shall not be required to, give the Optionee an opportunity to be heard and to present evidence on his behalf), to declare the Option forfeited and cancelled effective as of the time of the conduct constituting such Prohibited Conduct.

          (b) OPTIONEE CERTIFICATION UPON EXERCISE. Each time an Optionee exercises an Option, the Optionee shall be deemed to certify to the Company that such Optionee did not, without the written consent of the Company as authorized by the Committee in its sole discretion, engage in any Prohibited Conduct at any time during the period beginning on the date the Optionee first entered the employ of the Company or a Subsidiary and ending on the date of such exercise (the "Pre-Exercise Period").

          (c) LOSS OF REALIZED BENEFITS. In the event that the Committee determines with respect to a particular exercise of an Option that the Optionee engaged in any Prohibited Conduct at any time during the Pre-Exercise Period or within one (1) year after such exercise (in making such determination, the Committee may, but shall not be required to, give the

     Optionee an opportunity to be heard and to present evidence on his behalf), such Optionee shall be liable to the Company (i) to the extent such Optionee has, prior to his receipt of the "Forfeiture Notice" (as defined below), disposed of the Shares acquired through such exercise, for payment to the Company of an amount in cash equal to the excess of (A) the net cash proceeds from such disposition (or if such Shares were disposed of other than for cash, the aggregate Fair Market Value of such Shares as of the date of disposition) over (B) that portion of the sum of the cash and the aggregate Fair Market Value as of the exercise date of any already owned Shares used by the Optionee to pay the exercise price for such Shares (such sum being referred to as the "Exercise Payment") which is allocable to the Shares disposed of in the portion that such number of Shares bears to the total number of Shares issued pursuant to such Option exercise and (ii) to the extent such Optionee still owns at the time he receives the Forfeiture Notice the Shares acquired through such exercise, at the option of the Committee, either (A) for the return of such Shares to the Company in exchange for a cash refund from the Company to such Optionee in an amount equal to that portion of the Exercise Payment which is allocable to the Shares still owned in the proportion that such number of Shares bears to the total number of Shares issued pursuant to such Option exercise (such portion being referred to as the "Retained Shares Exercise Payment") or (B) for payment to the Company of an amount in cash equal to the excess of the aggregate Fair Market Value as of the exercise date of the Shares still owned over the Retained Shares Exercise Payment. To enforce such liability against such Optionee, the Committee shall notify the Optionee thereof in writing within three (3) years of the date of the affected Option exercise, which notice (the "Forfeiture Notice") shall include a statement of the form of payment which the Committee has elected to receive from the Optionee with respect to Shares still owned by the Optionee. Within ten
     (10) days after receiving the Forfeiture Notice, the Optionee shall make full payment of such liability to the Company in cash, or to the extent such Optionee still owns Shares acquired through the affected exercise and the Committee elects in the Forfeiture Notice to receive such Shares, stock certificates evidencing such Shares still owned by the Optionee (duly endorsed for transfer with signature guaranteed). In the event that the Committee elects to receive, and the Optionee returns, Shares, the Company shall make the refund payment required to be made to the Optionee with respect to such Shares upon the Company's receipt of such Shares as hereinabove required.

          (d) CUMULATIVE RIGHTS. The obligation of an Optionee under this
     Section 16 to refrain from Prohibited Conduct is in addition to, and does not in any way supersede or diminish, any other obligation of such Optionee with respect to such matters which such Optionee may owe to the Company, any Subsidiary or any other person under any agreement, applicable law or otherwise (a "Similar Obligation"). Any action taken by the Company or the Committee to enforce, compromise, settle or waive the provisions of this
     Section 16 with respect to any particular event constituting Prohibited Conduct shall not in any way affect the rights of the Company, the Committee, any Subsidiary or any person against an Optionee with respect to any other event constituting Prohibited Conduct or any Similar Obligation, nor shall any action taken or failed to be taken by the Company, any Subsidiary or any other person against an Optionee to enforce, compromise, settle or waive any Similar Obligation have any effect on the rights of the Company and the Committee under this Section 16.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. EFFECTIVENESS OF PLAN. This Plan was adopted by the Board on, and shall be effective as of, August 27, 1990; provided, however, that any Options granted hereunder shall not be exercisable unless and until, and this Plan and all such Options shall automatically terminate if, the Plan is not approved, within one (1) year of the date of adoption of the Plan, by the holders of the outstanding Shares of the Company present and voting, in person or by proxy, at a duly held meeting of the Company's stockholders or any adjournment thereof and by such percentage of such quorum of such stockholders as may be required by applicable Securities Law Requirements. Once so approved by the stockholders of the Company, the Plan shall continue in full force and effect until (i) terminated by resolution of the Board or (ii) both (A) all Options granted under the Plan have been exercised in full and (B) no Authorized Shares remain available for the granting of additional Options. The termination of the Plan shall not affect Options already granted, which Options shall remain in full force and effect in accordance with their respective terms as if this Plan had not been terminated.

     19. AMENDMENT OF PLAN AND OUTSTANDING OPTIONS. The Board may, in its sole discretion, amend the Plan from time to time, provided that any amendment which Rule 16b-3 or any other Securities Law Requirement requires be approved by the stockholders of the Company shall be made only with the approval of such stockholders. Amendments to the Plan shall apply prospectively to all Options then outstanding under the Plan, except in the case of any amendment which is adverse to an Optionee, in which case the amendment shall apply with respect to the outstanding Options held by the adversely affected Optionee only upon the consent of such Optionee to such amendment. In exercising its authority under
Section 4(b)(vi) to amend outstanding Options, the Committee likewise may make an amendment which adversely affects the Optionee only upon the consent of such Optionee to such amendment. Notwithstanding the provisions of this Section 19, the consent of the Optionee shall not be required with respect to an amendment to the Plan or to any outstanding Option which is made in order to comply with Securities Law Requirements or which causes a Tax Qualified Option no longer to qualify as such.

     20. GENERAL PROVISIONS.

          (a) GRANTS TO FOREIGN EMPLOYEES. Notwithstanding any other provision of this Plan to the contrary but subject to applicable Securities Law Requirements and tax laws, to the extent deemed necessary or appropriate by the Committee in its sole discretion in order to further the purposes of the Plan with respect to Employees who are foreign nationals and/or employed outside the United States of America, an Option granted to any such Employee may be on terms and conditions different from those specified in this Plan in recognition of the differences in the laws, tax policies and customs applicable to such an Employee, without the necessity of the Plan being amended to provide for such different terms and conditions.

          (b) NATURE OF BENEFITS. Benefits realized by an Optionee under this Plan or any Option granted hereunder shall not be deemed a part of such Optionee's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided to such Optionee by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines in its sole discretion that an Option or portion thereof should be so included in order accurately to reflect competitive compensation practices or to recognize that an Option has been granted in lieu of a portion of competitive annual cash compensation.

          (c) DETERMINATION OF DEADLINES. If any day on or before which action under this Plan or any Option granted hereunder must be taken falls on a Saturday, Sunday or Company-recognized holiday, such action may be taken on the next succeeding day which is not a Saturday, Sunday or Company-recognized holiday; provided, however, that the provisions of this Paragraph (c) shall not apply to, and shall not extend the time for exercise of, any

     Option which is terminated for Misconduct pursuant to Section 10(b) or for Prohibited Conduct pursuant to Section 16(a).

          (d) GOVERNING LAW. To the extent that federal laws (such as the Act or the Code) or the Delaware General Corporation Law do not otherwise control, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Ohio and construed accordingly.

          (e) GENDER AND NUMBER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          (f) CAPTIONS. The captions contained in this Plan are for convenience of reference only and do not affect the meaning of any term or provision hereof.

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

                         Raj Reddy - Grant Number 1539


       THIS AGREEMENT made as of the 17th day of October, 1988, between TELXON CORPORATlON, a Delaware corporation (the "Corporation"), and RAJ REDDY, an independent Director of the Corporation (the "Optionee").

       WHEREAS, on the date hereof (the "Grant Date"), a non-qualified stock option for the purchase of shares of common stock, par value $.01 per share, of the Corporation ("Common Stock") was granted to Optionee by the Corporation's Board of Directors in order to provide the Optionee with additional incentive to promote the interests of the Corporation;

       NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

       1.    GRANT OF OPTION.
             ---------------
       Under Grant Number 1539, the Corporation has granted to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 6,000 shares of Common Stock, such number of shares being subject to adjustment as provided herein (as so adjusted, the "Shares").

       2.    OPTION PRICE.
             ------------
       The option price of the Shares covered by the Option is $14.625 per share, such price being subject to adjustment as provided herein (as so adjusted, the "Option Price").

      3.   TERM OF OPTION.
           --------------
      (a) The term of the Option shall be for a period commencing on the Grant Date and ending on the tenth (10th) anniversary [as extended by action of the Board of Directors on September 14, 1994, subject to stockholder approval at the 1994 Annual Meeting] of the Grant Date (the "Expiration Date"), subject to earlier termination as provided herein.

      (b) Prior to its expiration or termination, the Option may be exercised, in whole or in part, for such number of the Shares as the Optionee may from time to time elect, in accordance with the following limitations:

           (i) From and after the Grant Date, it may be exercised as to one-third (1/3) of the Shares, subject to the provisions of Section 13 hereof.

           (ii) After the first (1st) anniversary of the Grant
      Date, it may be exercised as to two-thirds (2/3) of the Shares, less such number of the Shares as to which the Option has theretofore been exercised.

           (iii) After the second (2nd) anniversary of the Grant
      Date, it may be exercised as to any part or all of the Shares, less such number of the Shares as to which the Option has theretofore been exercised.

      (c) Shares shall not be issued with respect to the Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations promulgated thereunder, any applicable state "blue sky" laws, and the requirements of any inter-dealer quotation system or stock exchange upon which the Shares may then be included or listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

      As a condition to the exercise of the Option or the issuance of the Shares on exercise of the Option, the Corporation may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned laws.

      Inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      (d) Nothing in this Agreement shall confer upon the Optionee any right to continue to be a Director of the Corporation.

      4.    EXERCISE OF OPTION.
            ------------------
      (a) In order to exercise the Option, the person or persons entitled to exercise it shall deliver to the Corporation written notice of the number of Shares with respect to which the Option is to be exercised, accompanied by payment in full of the Option Price for the Shares being purchased. No fractional shares will be issued. The payment of the Option Price shall be either in cash, or through delivery to the Corporation of shares of Common Stock evidenced by negotiable certificates registered in the sole name of the Optionee, or by any combination of cash and such shares.

      (b) The value of shares delivered for payment of the Option Price shall be the fair market value of such shares at the time the Option is exercised. For purposes of this Agreement, the "fair market value" of a share of Common Stock shall be the closing price on the last trading day preceding the date of determination for which a sale price was reported on the NASDAQ National Market System or on a stock exchange on which the Common Stock is then listed (or for the next preceding day within thirty
(30) days prior to the date of determination on which sales occurred). In the event no such quotations are available, the other members of the Corporation's Board of Directors shall use any reasonable valuation method,
as determined in their sole discretion.   If certificates representing
shares of Common Stock are used to pay all or part of the Option Price, the Corporation shall cause two certificates to be delivered to the Optionee, one certificate representing the number of shares, if any, represented by the certificates delivered by Optionee for use in payment of the Option Price in excess of the number of shares represented thereby necessary, valued as hereinabove provided, to pay the portion of the Option Price not paid in cash, and a separate certificate representing the number of shares with respect to which the Optionee exercised the Option.

      (c) Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares notwithstanding the exercise of the Option. Except as otherwise provided in this Agreement, no adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

      5.    NONTRANSFERABILITY.
            ------------------
      The Option shall not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by him.

      6.    TERMINATION OF DIRECTORSHIP.
            ---------------------------
      In the event that the Optionee shall cease to be a Director of the Corporation (otherwise than by reason of the Optionee's death or disability), the Option may be exercised (to the extent the Optionee shall have been entitled to do so as of the date he ceases to be a Director) until the earlier of (i) the date three (3) months after the date the Optionee ceases to be a Director and (ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

      7.    DISABILITY OF OPTIONEE.
            ----------------------
      In the event that the Optionee shall cease to be a Director of the Corporation as a result of his having become "disabled" (as determined by the other members of the Corporation's Board of Directors in their sole and absolute discretion), the Option may be exercised (to the extent the Optionee shall have been entitled to do so as of the date he ceases to be a Director on account of his becoming so disabled) until the earlier of (i) the date one (1) year after the date he ceases to be a Director and (ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

      8.    DEATH OF OPTIONEE.
            -----------------
      (a) In the event of the death of the Optionee at a time when he is a Director of the Corporation, the Option may be exercised (to the extent the Optionee would have been entitled to do so had he continued living and terminated his Directorship six (6) months after the date of his death) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance until the earlier of (i) the date six (6) months following the date of the Optionee's death or (ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

      (b) In the event of the Death of the Optionee within thirty (30) days after the termination of his Directorship other than on account of his becoming disabled, the Option may be exercised (to the extent the Optionee would have been entitled to do so at the date of termination of his Oirectorship) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance until the earlier of
(i) the date six (6) months following the date of the Optionee's death or
(ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

       9.  TAXES.
           -----
       (a) The Corporation shall have the right to deduct any taxes required by law to be withheld in connection with the exercise of the Option from any amounts payable in cash to the Optionee at the time of any exercise or any time thereafter. The Corporation shall also have the right to require a person entitled to receive Shares pursuant to the exercise of the Option to pay to the Corporation the amount of any taxes which the Corporation is or will be required to withhold with respect to the exercise of the Option before the certificate for such Shares is delivered to him.

       (b) The Optionee shall have the right to borrow from the Corporation an amount sufficient to pay the income tax liability resulting from the exercise of the Option. Such loan shall be for a term of five (5) years at a rate of interest equal to the Corporation's then primary commercial lender's prime or base rate as in effect from time to time. Payments of interest on such loan shall be made quarterly and the principal shall be repaid at the earlier of the expiration of the five (5) year term or a disposition of any of the Shares acquired upon exercise of the Option.

       10.  CHANGES IN CAPITAL STRUCTURE.
            ----------------------------
       (a) Subject to the provisions of Section 10(b) hereof and to any required action by the stockholders of the Corporation, the number of

Shares covered by the Option, and the Option Price, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the other members of the Corporation's Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares subject to the Option.

       In the event of the proposed dissolution or liquidation of the Corporation, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the other members of the Corporation's Board of Directors. The other members of the Corporation's Board of Directors may, in the exercise of their sole discretion in such instances, declare that the Option shall terminate as of a date fixed by them and give the Optionee the right to exercise the Option as to all or any part of the Shares, including Shares as to which the Option would not otherwise be exercisable.

       Subject to the provisions of Section 10(b) hereof, in the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the other members of the Corporation's Board of Directors determine, in the exercise of their sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Shares, including Shares as to which the Option would not otherwise be exercisable. If, in the event of a merger, consolidation or sale of assets, the other members of the Corporation's Board of Directors make the Option fully exercisable in lieu of assumption or substitution, the Corporation shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

       (b) In the event of a "Change in Control" of the Corporation, as defined in Section 10(c) below, unless otherwise determined by the other members of the Corporation's Board of Directors prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

             (i) As of the date of such Change in Control, the Option shall become fully exercisable and vested as to all of the Shares; and

           (ii) The value of the Option, measured by the excess of the Change in Control Price (as hereinafter defined) over the Option Price, shall, unless otherwise determined by the other members of the Corporation's Board of Directors, be cashed out. The cash out proceeds shall be paid to the Optionee or, in the event of death of the Optionee prior to payment, to the estate of the Optionee or to a person who acquires the right to exercise the Option by bequest or inheritance.

      (c) For purposes of this Section 10, a "Change in Control" means the happening of any of the following:

            (i) When any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, a Subsidiary or a Corporation or Subsidiary employee benefit plan, including any trustee of such plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities; or

           (ii) The consummation of a transaction requiring stockholder approval, and involving the sale of all or substantially all of the assets of the Corporation or the merger or consolidation of the Corporation with or into another corporation.

      (d) For purposes of this Section 10, "Change in Control Price" shall be, as determined by the other members of the Corporation's Board of

Directors, (i) the highest closing sale price of a share of Common Stock as reported by the NASDAQ National Market System (or, if the Common Stock is listed on a stock exchange, the highest closing price on such exchange as reported by such exchange), at any time within the sixty (60) day period immediately preceding the date of the Change in Control (the "Sixty-Day Period"), or (ii) the highest price paid or offered, as determined by the other members of the Corporation's Board of Directors, in any bona fide transaction or bona fide offer related to the Change in Control of the Corporation, at any time within the Sixty-Day Period.

      11.  ACCELERATION OF OPTION.
           ----------------------
      The other members of the Corporation's Board of Directors may, with the consent of the Optionee, if the Option is not then immediately exercisable in full, accelerate the time or times at which the Option may be exercised to any earlier time or times.

      12.  RESERVATION OF SHARES.
           ---------------------
      The Corporation, during the term of the Option, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Agreement.

      13.  STOCKHOLDER APPROVAL.
           --------------------
      The Option shall be submitted to the Corporation's stockholders for their approval at the 1989 Annual Meeting of such stockholders in order that the Option qualify for certain protections from the "short-swing profit" liability provisions of the Exchange Act available under Securities and Exchange Commission regulations. Notwithstanding anything in this

Agreement to the contrary, the Option shall not be exercisable, in whole or in part, unless and until it has been approved by the Corporation,s stockholders.

      14.  COUNTERPARTS.
           ------------
      This Agreement may be executed by the parties hereto in several counterparts, each of which when so executed shall be an original, but all of such counterparts shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by a duly authorized officer, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                  TELXON CORPORATION


                                  By: /s/ Raymond D. Meyo
                                      ----------------------
                                  Its: President
                                       ---------------------
                                  /s/ Raj Reddy
                                  --------------------------
                                  Raj Reddy

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

                        Dan R. Wipff - Grant Number 1538


       THIS AGREEMENT made as of the 17th day of October, 1988, between TELXON CORPORATION, a Delaware corporation (the "Corporation"), and DAN R. WIPFF, an independent Director of the Corporation (the "Optionee").

       WHEREAS, on the date hereof (the "Grant Date"), a non-qualified stock option for the purchase of shares of common stock, par value $.01 per share, of the Corporation ("Common Stock") was granted to Optionee by the Corporation's Board of Directors in order to provide the Optionee with additional incentive to promote the interests of the Corporation;

       NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

       1.    GRANT OF OPTION.
             ---------------
       Under Grant Number 1538, the Corporation has granted to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 6,000 shares of Common Stock, such number of shares being subject to adjustment as provided herein (as so adjusted, the "Shares").

       2.    OPTION PRICE.
             ------------
       The option price of the Shares covered by the Option is $14.625 per share, such price being subject to adjustment as provided herein (as so adjusted, the "Option Price").

      3.    TERM OF OPTION.
            --------------
      (a) The term of the Option shall be for a period commencing on the Grant Date and ending on the tenth (10th) anniversary [as extended by action of the Board of Directors on September 14, 1994, subject to stockholder approval at the 1994 Annual Meeting] of the Grant Date (the "Expiration Date"), subject to earlier termination as provided herein.

      (b) Prior to its expiration or termination, the Option may be exercised, in whole or in part, for such number of the Shares as the Optionee may from time to time elect, in accordance with the following limitations:

            (i) From and after the Grant Date, it may be exercised as to one-third (1/3) of the Shares, subject to the provisions of Section 13 hereof.

              (ii) After the first (lst) anniversary of the Grant Date, it may be exercised as to two-thirds (2/3) of the Shares, less such number of the Shares as to which the Option has theretofore been exercised.

           (iii) After the second (2nd) anniversary of the Grant Date, it may be exercised as to any part or all of the Shares, less such number of the Shares as to which the Option has theretofore been exercised.

      (c) Shares shall not be issued with respect to the Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations promulgated thereunder, any applicable state "blue sky" laws, and the requirements of any inter-dealer quotation system or stock exchange upon which the Shares may then be included or listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

      As a condition to the exercise of the Option or the issuance of the Shares on exercise of the Option, the Corporation may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned laws.

      Inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      (d) Nothing in this Agreement shall confer upon the Optionee any right to continue to be a Director of the Corporation.

      4.     EXERCISE OF OPTION.
             ------------------
      (a) In order to exercise the Option, the person or persons entitled to exercise it shall deliver to the Corporation written notice of the number of Shares with respect to which the Option is to be exercised, accompanied by payment in full of the Option Price for the Shares being purchased. No fractional shares will be issued. The payment of the Option Price shall be either in cash, or through delivery to the Corporation of shares of Common Stock evidenced by negotiable certificates registered in the sole name of the Optionee, or by any combination of cash and such shares.

      (b) The value of shares delivered for payment of the Option Price shall be the fair market value of such shares at the time the Option is exercised. For purposes of this Agreement, the "fair market value" of a share of Common Stock shall be the closing price on the last trading day preceding the date of determination for which a sale price was reported on the NASDAQ National Market System or on a stock exchange on which the Common Stock is then listed (or for the next preceding day within thirty
(30) days prior to the date of determination on which sales occurred). In the event no such quotations are available, the other members of the Corporation's Board of Directors shall use any reasonable valuation method, as determined in their sole discretion. If certificates representing shares of Common Stock are used to pay all or part of the Option Price, the Corporation shall cause two certificates to be delivered to the Optionee, one certificate representing the number of shares, if any, represented by the certificates delivered by Optionee for use in payment of the Option Price in excess of the number of shares represented thereby necessary, valued as hereinabove provided, to pay the portion of the Option Price not paid in cash, and a separate certificate representing the number of shares with respect to which the Optionee exercised the Option.

      (c) Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares notwithstanding the exercise of the Option. Except as otherwise provided in this Agreement, no adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

      5.   NONTRANSFERABILITY.
           ------------------
      The Option shall not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by his.

      6.   TERMINATION OF DIRECTORSHIP.
           ---------------------------
      In the event that the Optionee shall cease to be a Director of the Corporation (otherwise than by reason of the Optionee's death or disability), the Option may be exercised (to the extent the Optionee shall have been entitled to do so as of the date he ceases to be a Director) until the earlier of (i) the date three (3) months after the date the Optionee ceases to be a Director and (ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

      7.   DISABILITY OF OPTIONEE.
           ----------------------
      In the event that the Optionee shall cease to be a Director of the Corporation as a result of his having become "disabled" (as determined by the other members of the Corporation's Board of Directors in their sole and absolute discretion), the Option may be exercised (to the extent the Optionee shall have been entitled to do so as of the date he ceases to be a Director on account of his becoming so disabled) until the earlier of (i) the date one (1) year after the date he ceases to be a Director and (ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

      8.   DEATH OF OPTIONEE.
           -----------------
      (a) In the event of the death of the Optionee at a time when he is a Director of the Corporation, the Option may be exercised (to the extent the Optionee would have been entitled to do so had he continued living and terminated his Directorship six (6) months after the date of his death) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance until the earlier of (i) the date six (6) months following the date of the Optionee's death or (ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

      (b) In the event of the Death of the Optionee within thirty (30) days after the termination of his Directorship other than on account of his becoming disabled, the Option may be exercised (to the extent the Optionee would have been entitled to do so at the date of termination of his Directorship) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance until the earlier of
(i) the date six (6) months following the date of the Optionee's death or
(ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

       9.    TAXES.
             -----
       (a) The Corporation shall have the right to deduct any taxes required by law to be withheld in connection with the exercise of the Option from any amounts payable in cash to the Optionee at the time of any exercise or any time thereafter. The Corporation shall also have the right to require a person entitled to receive Shares pursuant to the exercise of the Option to pay to the Corporation the amount of any taxes which the Corporation is or will be required to withhold with respect to the exercise of the Option before the certificate for such Shares is delivered to him.

       (b) The Optionee shall have the right to borrow from the Corporation an amount sufficient to pay the income tax liability resulting from the exercise of the Option. Such loan shall be for a term of five (5) years at a rate of interest equal to the Corporation's then primary commercial lender's prime or base rate as in effect from time to time. Payments of interest on such loan shall be made quarterly and the principal shall be repaid at the earlier of the expiration of the five (5) year term or a disposition of any of the Shares acquired upon exercise of the Option.

       10.  CHANGES IN CAPITAL STRUCTURE.
            ----------------------------
       (a) Subject to the provisions of Section 10(b) hereof and to any required action by the stockholders of the Corporation, the number of

Shares covered by the Option, and the Option Price, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the other members of the Corporation's Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares subject to the Option.

       In the event of the proposed dissolution or liquidation of the Corporation, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the other members of the Corporation's Board of Directors. The other members of the Corporation's Board of Directors may, in the exercise of their sole discretion in such instances, declare that the Option shall terminate as of a date fixed by them and give the Optionee the right to exercise the Option as to all or any part of the Shares, including Shares as to which the Option would not otherwise be exercisable.

       Subject to the provisions of Section 10(b) hereof, in the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the other members of the Corporation's Board of Directors determine, in the exercise of their sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Shares, including Shares as to which the Option would not otherwise be exercisable. If, in the event of a merger, consolidation or sale of assets, the other members of the Corporation's Board of Directors make the Option fully exercisable in lieu of assumption or substitution, the Corporation shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

       (b) In the event of a "Change in Control" of the Corporation, as defined in Section 10(c) below, unless otherwise determined by the other members of the Corporation's Board of Directors prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

             (i) As of the date of such Change in Control, the Option shall become fully exercisable and vested as to all of the Shares; and

           (ii) The value of the Option, measured by the excess of the Change in Control Price (as hereinafter defined) over the Option Price, shall, unless otherwise determined by the other members of the Corporation's Board of Directors, be cashed out. The cash out proceeds shall be paid to the Optionee or, in the event of death of the Optionee prior to payment, to the estate of the Optionee or to a person who acquires the right to exercise the Option by bequest or inheritance.

      (c) For purposes of this Section 10, a "Change in Control" means the happening of any of the following:

            (i) When any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, a Subsidiary or a Corporation or Subsidiary employee benefit plan, including any trustee of such plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities; or

           (ii) The consummation of a transaction requiring stockholder approval, and involving the sale of all or substantially all of the assets of the Corporation or the merger or consolidation of the Corporation with or into another corporation.

      (d) For purposes of this Section 10, "Change in Control Price" shall be, as determined by the other members of the Corporation's Board of

Directors, (i) the highest closing sale price of a share of Common Stock as reported by the NASDAQ National Market System (or, if the Common Stock is listed on a stock exchange, the highest closing price on such exchange as reported by such exchange), at any time within the sixty (60) day period immediately preceding the date of the Change in Control (the "Sixty-Day Period"), or (ii) the highest price paid or offered, as determined by the other members of the Corporation's Board of Directors, in any bona fide transaction or bona fide offer related to the Change in Control of the Corporation, at any time within the Sixty-Day Period.

      11.  ACCELERATION OF OPTION.
           ----------------------
      The other members of the Corporation's Board of Directors may, with the consent of the Optionee, if the Option is not then immediately exercisable in full, accelerate the time or times at which the Option may be exercised to any earlier time or times.

      12.  RESERVATION OF SHARES.
           ---------------------
      The Corporation, during the term of the Option, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Agreement.

      13.  STOCKHOLDER APPROVAL.
           --------------------
      The Option shall be submitted to the Corporation's stockholders for their approval at the 1989 Annual Meeting of such stockholders in order that the Option qualify for certain protections from the "short-swing profit" liability provisions of the Exchange Act available under Securities and Exchange Commission regulations. Notwithstanding anything in this

Agreement to the contrary, the Option shall not be exercisable, in whole or in part, unless and until it has been approved by the Corporation's stockholders.

      14.  COUNTERPARTS.
           ------------
      This Agreement may be executed by the parties hereto in several counterparts, each of which when so executed shall be an original, but all of such counterparts shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by a duly authorized officer, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                  TELXON CORPORATION


                                  By: /s/ Raymond D. Meyo
                                      -----------------------
                                  Its: President
                                      -----------------------
                                  /s/ Dan R. Wipff
                                  ---------------------------
                                  Dan R. Wipff

                               [PASTE UP TELXON LOGO]

                     PROXY FOR ANNUAL MEETING OF AUGUST 19, 1994
    P
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    R
         The undersigned hereby appoints Robert F. Meyerson and Norton W.
    O Rose as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as
    X provided on the reverse side hereof, all of the Common Stock of Telxon Corporation held of record by the undersigned on June 30,
    Y 1994, at the Annual Meeting of Stockholders to be held on August 19, 1994 or any adjournment thereof.

            Election of Directors, Nominees:                 (change of address)

            Robert A. Goodman and Raj Reddy                 ________________________________________
                                                            ________________________________________
                                                            ________________________________________
                                                            ________________________________________
                                                            (If you have written in the above space,
                                                            please mark the corresponding box on the
                                                            reverse side of this card.)



    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
    DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON REVERSE SIDE.

                                                               / SEE REVERSE /
                                                              /     SIDE    /

/ X  / PLEASE MARK YOUR                            SHARES IN YOUR NAME                        |
       VOTES AS IN THIS                                                                       |
       EXAMPLE.                                                                               |_____


                     FOR  WITHHELD                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
1. Election of      /  /    / /     2. Approval of      / /     / /      / /    3. Ratification        / /    / /     / /
   Directors                           amendment to                                and approval
   (SEE REVERSE)                       the Telxon                                  of the extension of
                                       Corporation 1990                            stock option grants
   For, except vote withheld from      Stock Option                                to two directors.
   the following nominee(s)            Plan

 ______________________________
                                                                                4. In their discretion, the Proxies are authorized
                                                                                   to vote upon such other business as may properly
                                                                                   come before the meeting.
                                                                  Change / /
                                                                    of
                                                                 Address

                                                                  Attend / /
                                                                 Meeting


                                                                                   NOTE: Please sign exactly as name
                                                                                   appears hereon. Joint owners should each
                                                                                   sign. When signing as attorney, executor,
                                                                                   administrator, trustee or guardian, please
                                                                                   give full title as such. If a corporation,
                                                                                   please sign in full corporate name by its
SIGNATURE(S) ____________________________________________ DATE __________          president or other authorized officer. If a
                                                                                   partnership, please sign in partnership
SIGNATURE(S) _____________________________________________ DATE __________         name by an authorized person.